                                                     Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                                     Registration No. 333-130545


                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM2

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $439,505,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-RM2

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           RESMAE MORTGAGE CORPORATION
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 MAY 18, 2006

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM2

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM2

                             FREE WRITING PROSPECTUS
                                  MAY 18, 2006

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-RM2
                        $439,505,000 (APPROXIMATE) (6)
                               SUBJECT TO REVISION

                                                                                                           STATED     EXPECTED
                                       WAL (YRS)     PAYMENT WINDOW                           EXPECTED      FINAL     RATINGS
               APPROX                  (CALL(4)/        (CALL(4)/      PAYMENT   INTEREST       FINAL     MATURITY     (S&P /
   CLASS    SIZE ($)(6)     COUPON     MATURITY)        MATURITY)       DELAY     ACCRUAL   MATURITY (4)     (5)      MOODY'S)
   -----    -----------  -----------  -----------  ------------------  -------  ----------  ------------  --------  -----------
CLASS A-1A  463,105,000  LIBOR + [_]  2.15 / 2.27    1 - 77 / 1 - 156     0     Actual/360    Oct-2012    May-2037   AAA / Aaa
                           (1), (2)
CLASS A-1B   51,456,000  LIBOR + [_]  2.15 / 2.27    1 - 77 / 1 - 156     0     Actual/360    Oct-2012    May-2037   AAA / Aaa
                           (1), (2)
CLASS A-2A  118,640,000  LIBOR + [_]  1.00 / 1.00     1 - 21 / 1 - 21     0     Actual/360    Feb-2008    May-2037   AAA / Aaa
                           (1), (2)
CLASS A-2B   49,989,000  LIBOR + [_]  2.00 / 2.00   21 - 28 / 21 - 28     0     Actual/360    Sep-2008    May-2037   AAA / Aaa
                           (1), (2)
CLASS A-2C   46,001,000  LIBOR + [_]  3.03 / 3.03   28 - 58 / 28 - 58     0     Actual/360    Mar-2011    May-2037   AAA / Aaa
                           (1), (2)
CLASS A-2D   39,518,000  LIBOR + [_]  6.08 / 8.33  58 - 77 / 58 - 179     0     Actual/360    Oct-2012    May-2037   AAA / Aaa
                           (1), (2)
CLASS M-1    35,684,000  LIBOR + [_]  4.75 / 5.28  46 - 77 / 46 - 158     0     Actual/360    Oct-2012    May-2037   AA+ / Aa1
                           (1), (3)
CLASS M-2    30,728,000  LIBOR + [_]  4.62 / 5.13  43 - 77 / 43 - 151     0     Actual/360    Oct-2012    May-2037    AA / Aa2
                           (1), (3)
CLASS M-3    19,824,000  LIBOR + [_]  4.56 / 5.05  42 - 77 / 42 - 144     0     Actual/360    Oct-2012    May-2037    AA / Aa3
                           (1), (3)
CLASS M-4    17,346,000  LIBOR + [_]  4.52 / 4.99  41 - 77 / 41 - 139     0     Actual/360    Oct-2012    May-2037    AA- / A1
                           (1), (3)
CLASS M-5    16,851,000  LIBOR + [_]  4.49 / 4.95  40 - 77 / 40 - 133     0     Actual/360    Oct-2012    May-2037    A+ / A2
                           (1), (3)
CLASS M-6    15,364,000  LIBOR + [_]  4.47 / 4.90  39 - 77 / 39 - 128     0     Actual/360    Oct-2012    May-2037     A / A3
                           (1), (3)
CLASS B-1    15,364,000  LIBOR + [_]  4.44 / 4.84  39 - 77 / 39 - 121     0     Actual/360    Oct-2012    May-2037   A- / Baa1
                           (1), (3)
CLASS B-2    12,390,000  LIBOR + [_]  4.43 / 4.79  38 - 77 / 38 - 114     0     Actual/360    Oct-2012    May-2037  BBB+ / Baa2
                           (1), (3)
CLASS B-3    10,903,000  LIBOR + [_]  4.41 / 4.72  38 - 77 / 38 - 107     0     Actual/360    Oct-2012    May-2037   BBB / Baa3
                           (1), (3)
CLASS B-4    10,903,000  LIBOR + [_]  4.41 / 4.65  38 - 77 / 38 - 100     0     Actual/360    Oct-2012    May-2037   BBB- / Ba1
                           (1), (3)
            -----------
TOTAL:      954,066,000
            ===========

(1)  Subject to the related Available Funds Cap and the related Maximum Rate Cap

(2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1 and Class A-2 Certificates will increase to 2x its respective margin.

(3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to 1.5x its respective margin.

(4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

(5)  Latest maturity date for any mortgage loan plus one year.

(6) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM2

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659      scott_soltas@ml.com
Charles Sorrentino            212-449-3659      charles_sorrentino@ml.com
Brian Kane                    212-449-3660      brian_f_kane@ml.com
Colin Sheen                   212-449-3659      colin_sheen@ml.com
Edgar Seah                    +81 3 6225 7803   edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752      matthew_whalen@ml.com
Paul Park                     212-449-6380      paul_park@ml.com
Tim Loughlin                  212-449-1646      timothy_loughlin@ml.com
Tom Saywell                   212-449-2122      tom_saywell@ml.com
Alan Chan                     212-449-8140      alan_chan@ml.com
Fred Hubert                   212-449-5071      fred_hubert@ml.com
Alice Chu                     212-449-1701      alice_chu@ml.com
Sonia Lee                     212-449-5067      sonia_lee@ml.com
Tol Ho                        212-449-8051      tol_ho@ml.com
Keith Singletary              212-449-9431      keith_singletary@ml.com
Calvin Look                   212-449-5029      calvin_look@ml.com
Yimin Ge                      212-449-9401      yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901      hoiyee_leung@ml.com
Mark Dereska                  212-449-1008      mark_dereska@ml.com

MOODY'S
Gulmira Karaguishiyeva        201-395-6354      gulmira.karaguishiyeva@moodys.com

STANDARD & POOR'S
James Taylor                  212-438-6067      james_taylor@standardandpoors.com

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM2

TITLE OF CERTIFICATES    Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                         Asset-Backed Certificates Series 2006-RM2, consisting
                         of: Class A-1A and Class A-1B Certificates
                         (collectively, the "Class A-1 Certificates"), Class
                         A-2A, Class A-2B, Class A-2C and Class A-2D
                         Certificates (collectively, the "Class A-2
                         Certificates" and, together with the Class A-1
                         Certificates, the "Class A Certificates"), Class M-1,
                         Class M-2, Class M-3, Class M-4, Class M-5 and Class
                         M-6 Certificates (collectively, the "Class M
                         Certificates"), and Class B-1, Class B-2, Class B-3 and
                         Class B-4 Certificates (collectively, the "Class B
                         Certificates").

                         The Class A Certificates, the Class M Certificates and the Class B Certificates are collectively known as the "Offered Certificates". The Class M and Class B
                         Certificates are collectively known as the "Subordinate
                         Certificates".

UNDERWRITER              Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                Merrill Lynch Mortgage Investors, Inc.

ISSUING ENTITY           Merrill Lynch Mortgage Investors Trust, Series 2006-RM2

SPONSOR                  Merrill Lynch Mortgage Lending Inc.

ORIGINATOR               ResMAE Mortgage Corporation

SERVICER                 Wilshire Credit Corporation

TRUSTEE                  LaSalle Bank, N.A.

SWAP COUNTERPARTY        [TBD]

CUT-OFF DATE             May 1, 2006

PRICING DATE             On or about May [19], 2006

CLOSING DATE             On or about May [31], 2006

DISTRIBUTION DATES       Distribution of principal and interest on the
                         Certificates will be made on the 25th day of each month
                         or, if such day is not a business day, on the first
                         business day thereafter, commencing in June 2006.

ERISA CONSIDERATIONS     The Offered Certificates will be ERISA eligible as of
                         the Closing Date. However, while any interest rate swap
                         agreement is in effect, employee benefit plans or other
                         retirement arrangements may not acquire the
                         certificates covered thereby unless such acquisition
                         and holding is covered by and exempt under one of the
                         investor-based exemptions issued by the Department of
                         Labor. Investors should consult with their counsel with
                         respect to the consequences under ERISA and the
                         Internal Revenue Code of an ERISA Plan's acquisition
                         and ownership of such Offered Certificates.

LEGAL INVESTMENT         The Offered Certificates will not constitute
                         "mortgage-related securities" for the purposes of
                         SMMEA.

TAX STATUS               For federal income tax purposes, the Trust Fund will
                         include two or more segregated asset pools, with
                         respect to which elections will be made to treat each
                         as a "real estate mortgage investment conduit"
                         ("REMIC").

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM2

OPTIONAL TERMINATION     The Trustee will be required to effect an auction of
                         the assets of the Issuing Entity when the aggregate
                         stated principal balance of the Mortgage Loans is less
                         than or equal to 10% of the aggregate stated principal
                         balance of the Mortgage Loans as of the Cut-Off Date.
                         The auction will be effected via a solicitation of bids
                         from at least three bidders. Any such auction will
                         result in the termination of the Issuing Entity only if
                         the highest bid received is at least equal to the sum
                         of (i) the aggregate outstanding principal balance of
                         the Certificates, plus accrued interest on the
                         Certificates, (ii) any fees, unreimbursed out-of-pocket
                         costs and expenses and the principal portion of
                         Advances, in each case previously incurred by the
                         Servicer in the performance of its servicing
                         obligations, (iii) any Net Swap Payment or any swap
                         termination payment owed to the Swap Counterparty
                         pursuant to the Swap Contract in the event that the
                         Issuing Entity is the defaulting party or an affected
                         party under the Swap Contract, (iv) certain amounts
                         described in the Prospectus Supplement, and (v) the
                         costs incurred by the Trustee in connection with such
                         auction.

MORTGAGE LOANS           Fixed rate and adjustable rate, first and second lien,
                         sub-prime Mortgage Loans having an aggregate stated
                         principal balance as of the Cut-Off Date of
                         approximately $991,244,257 originated by the
                         Originator.

                         The mortgage pool will be divided into two groups referred to as Group I and Group II. Group I will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $417,000 if a single-unit property (or
                         $625,500 if the property is located in Hawaii or Alaska), $533,850 if a two-unit property (or $800,775 if the property is located in Hawaii or Alaska), $645,300 if a three-unit property (or $967,950 if the property is located in Hawaii or Alaska), or $801,950 if a four-unit property (or $1,202,925 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $208,500 (or $312,750 if the property is located in Hawaii or Alaska). Group II will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group I.

TOTAL DEAL SIZE          Approximately [$954,066,000]

ADMINISTRATIVE FEES      Fees aggregating 50 bps per annum (payable monthly) on
                         the stated principal balance of the Mortgage Loans will
                         be paid to the Servicer and the Trustee.

CREDIT ENHANCEMENTS      1. Excess interest
                         2. Over-Collateralization
                         3. Subordination
                         4. Net Swap Payments, if any, received from the Swap
                            Counterparty

EXCESS INTEREST          Excess interest cashflow will be available as credit
                         enhancement.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM2

OVER-COLLATERALIZATION   The over-collateralization ("O/C") amount is equal to
                         the excess of the aggregate principal balance of the
                         Mortgage Loans over the aggregate principal balance of
                         the Certificates. On the Closing Date, the
                         over-collateralization amount will equal approximately
                         3.75% of the aggregate principal balance of the
                         Mortgage Loans as of the Cut-Off Date. To the extent
                         the over-collateralization amount is reduced below the
                         over-collateralization target amount (i.e., 3.75% of
                         the aggregate principal balance of the Mortgage Loans
                         as of the Cut-Off Date), excess cashflow will be
                         directed to build O/C until the over-collateralization
                         target amount is restored.

                         Initial: Approximately 3.75% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                         Target: 3.75% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, 7.50% of the current principal balance of the Mortgage
                         Loans after stepdown Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                         (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):        CLASSES    RATING (S/M)   SUBORDINATION
                          -------    ------------   -------------
                          Class A     AAA / Aaa         22.45%
                         Class M-1    AA+ / Aa1         18.85%
                         Class M-2     AA / Aa2         15.75%
                         Class M-3     AA / Aa3         13.75%
                         Class M-4     AA- / A1         12.00%
                         Class M-5     A+ / A2          10.30%
                         Class M-6      A / A3          8.75%
                         Class B-1    A- / Baa1         7.20%
                         Class B-2   BBB+ / Baa2        5.95%
                         Class B-3    BBB / Baa3        4.85%
                         Class B-4    BBB- /Ba1         3.75%

CLASS SIZES:              CLASSES    RATING (S/M)   CLASS SIZES
                          -------    ------------   -----------
                          Class A     AAA / Aaa        77.55%
                         Class M-1    AA+ / Aa1        3.60%
                         Class M-2     AA / Aa2        3.10%
                         Class M-3     AA / Aa3        2.00%
                         Class M-4     AA- / A1        1.75%
                         Class M-5     A+ / A2         1.70%
                         Class M-6      A / A3         1.55%
                         Class B-1    A- / Baa1        1.55%
                         Class B-2   BBB+ / Baa2       1.25%
                         Class B-3    BBB / Baa3       1.10%
                         Class B-4    BBB- /Ba1        1.10%

(1) The subordination includes the initial over-collateralization level of approximately 3.75%.

INTEREST ACCRUAL         Interest on the Class A-1, Class A-2 Certificates and
                         the Subordinate Certificates will initially accrue from
                         the Closing Date to (but excluding) the first
                         Distribution Date, and thereafter, from the prior
                         Distribution Date to (but excluding) the current
                         Distribution Date, on an actual/360 basis.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM2

COUPON STEP UP           If the auction of the assets in the Issuing Entity does
                         not result in a termination of the Issuing Entity prior
                         to the first distribution date on which it is possible,
                         (i) the margin on the Class A-1 and Class A-2
                         Certificates will increase to 2x its respective margin,
                         (ii) the margin on each of the Class M and Class B
                         Certificates will increase to 1.5x its respective
                         margin.

SWAP CONTRACT            The Issuing Entity will include a swap derivative
(PRELIMINARY AND         contract for the benefit of the Certificates (the "Swap
SUBJECT TO REVISION)     Contract") to (i) protect against interest rate risk
                         from upward movement in one-month LIBOR, (ii) diminish
                         basis risk associated with the hybrid adjustable-rate
                         mortgage loans and (iii) provide additional credit
                         enhancement in respect of the Certificates. On each
                         Distribution Date, the Issuing Entity will be required
                         to make payments to the Swap Counterparty based on the
                         applicable fixed rate and on the applicable notional
                         balance for the Distribution Date specified in the
                         schedule hereto and the Issuing Entity will be entitled
                         to receive payments from the Swap Counterparty based on
                         one-month LIBOR and the applicable notional balance for
                         the Distribution Date specified in the schedule hereto.
                         The payments from the Issuing Entity to the Swap
                         Counterparty and from the Swap Counterparty to the
                         Issuing Entity on each Distribution Date will be netted
                         so that only the net payment (the "Net Swap Payment")
                         will be paid by the party owing the higher of the two
                         payments on such Distribution Date. Any Net Swap
                         Payment received from the Swap Counterparty will be
                         treated as available interest funds on the relevant
                         Distribution Date.

AVAILABLE FUNDS CAPS     Class A-1 Certificates: The per annum rate equal to 12
                         times the quotient of (x) the total scheduled interest
                         based on the Group I Net Mortgage Rates in effect on
                         the related due date less the pro rata portion
                         (calculated based on the ratio of the Group I Mortgage
                         Loans to the total pool of Mortgage Loans) allocable to
                         the Group I Mortgage Loans of any Net Swap Payment or
                         any swap termination payment owed to the Swap
                         Counterparty pursuant to the Swap Contract in the event
                         that the Issuing Entity is the defaulting party or an
                         affected party under the Swap Contract divided by (y)
                         the aggregate principal balance of the Group I Mortgage
                         Loans as of the first day of the applicable accrual
                         period, and multiplied by 30 and divided by the actual
                         number of days in the related accrual period.

                         Class A-2 Certificates: The per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date less the pro rata portion
                         (calculated based on the ratio of the Group II Mortgage
                         Loans to the total pool of Mortgage Loans) allocable to the Group II Mortgage Loans of any Net Swap Payment or any swap termination payment owed to the Swap
                         Counterparty pursuant to the Swap Contract in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Contract, divided by (y) the aggregate principal balance of the Group II
                         Mortgage Loans as of the first day of the applicable accrual period, and multiplied by 30 and divided by the actual number of days in the related accrual period.

                         Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each Loan Group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2
                         Available Funds Cap.

                         "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACTS            The Class A-1, Class A-2, and the Subordinate
                         Certificates will each have the benefit of one of the
                         three cap contracts as specified below:

                                                                         BEGINNING
                                                                       DISTRIBUTION    1ML STRIKE,
                         CLASS                      NUMBER OF MONTHS       DATE       UPPER COLLAR
                         -----                      ----------------   ------------   ------------
                         Class A-1 Certificates            6           June 2006         10.305%
                         Class A-2 Certificates            6           June 2006          9.360%
                         Subordinate Certificates          6           June 2006          8.860%

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM2

                         Payments received on the related cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS        The pass-through rates of each of the Offered
                         Certificates will also be subject to a related "Maximum
                         Rate Cap", which will be calculated in the same manner
                         as the related Available Funds Cap, but based on the
                         net maximum mortgage rate rather than the net mortgage
                         rate. Any interest shortfall due to the Maximum Rate
                         Caps will not be reimbursed.

SHORTFALL                With respect to any Class of Certificates on any
REIMBURSEMENT            Distribution Date, an amount equal to the sum of (A)
                         the excess, if any, of (1) the amount of interest that
                         such Class would have accrued on such Distribution Date
                         had the pass-through rate for that Class been equal to
                         the lesser of (a) LIBOR plus the related margin and (b)
                         the greater of (x) the related Maximum Rate Cap for
                         such Distribution Date and (y) a per annum rate equal
                         to the sum of (i) the related Available Funds Cap and
                         (ii) the product of (AA) a fraction, stated as a
                         percentage, the numerator of which is 360 and the
                         denominator of which is the actual number of days in
                         the related Accrual Period and (BB) a fraction, stated
                         as a percentage, the numerator of which is an amount
                         equal to the proceeds, if any, payable under the
                         related Cap Contract with respect to such Distribution
                         Date and the denominator of which is the aggregate
                         Certificate principal balance of the related Class or
                         Classes of Certificates immediately prior to such
                         Distribution Date, over (2) the amount of interest that
                         each such Class accrued on such Distribution Date based
                         on a pass-through rate equal to the related Available
                         Funds Cap and (B) the unpaid portion of any such excess
                         from the prior Distribution Date (and interest accrued
                         thereon at the current applicable pass-through rate for
                         such Class, without giving effect to the related
                         Available Funds Cap) (herein referred to as a
                         "Carryover"). Such reimbursement will be paid only on a
                         subordinated basis, as described below in the "Cashflow
                         Priority" section. No such Carryover will be paid once
                         the certificate principal balance has been reduced to
                         zero.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM2

CASHFLOW PRIORITY

                         1.   Administrative Fees.

                         2. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap Payment or any swap termination payment owed to the Swap
                              Counterparty pursuant to the Swap Contract in the event that the Issuing Entity is the defaulting party or an affected party under the Swap
                              Contract, to be paid from available interest funds.

                         3. Available interest funds not used as provided for in paragraph 2 above, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A
                              Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2
                              Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, and then to the Class M-6
                              Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, and then to the Class B-4
                              Certificates.

                         4. Available principal funds, as follows: to the extent not paid pursuant to item 2 above, any Net
                              Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the Swap
                              Contract in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Contract, then monthly principal to the Class A Certificates as described under "PRINCIPAL
                              PAYDOWN", then monthly principal to the Class M-1
                              Certificates, then monthly principal to the Class
                              M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2
                              Certificates, then monthly principal to the Class
                              B-3 Certificates, and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                         5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                         6. Excess interest to pay subordinate principal shortfalls.

                         7. Excess interest to pay Carryover resulting from imposition of the related Available Funds Cap.

                         8. Excess interest to pay to the Swap Counterparty any swap termination payment owed to the Swap
                              Counterparty pursuant to the Swap Contract in the event that the Swap Counterparty is the defaulting party or the sole affected party under the Swap
                              Contract.

                         9. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                         Payments received on the Cap Contracts will be available to the related Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the related Cap
                         Contracts over amounts needed to pay such Carryovers on the related Certificates will be distributed in respect of other classes of certificates not described herein.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM2

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Group I Senior Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Group II Senior Certificates.

Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

Amounts allocated to the Group I Senior Certificates shall be paid as follows:
(i) pro rata between the Class A-1A and Class A-1B Certificates; in the event that the certificate principal balance of the Mezzanine Certificates and the Subordinate Certificates and the over-collateralization amount have been reduced to zero, amounts allocated to the Class A-1 Certificates will be distributed to the Class A-1A and Class A-1B Certificates sequentially.

Amounts allocated to the Group II Senior Certificates shall be paid as follows:
(i) sequentially to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, with all amounts paid to the Class A-2A Certificates until their respective certificate principal balances have each been reduced to zero, thereafter to the Class A-2B Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class A-2C Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class A-2D Certificates until its Certificate principal balance has been reduced to zero; provided however, in the event that the certificate principal balance of the Mezzanine Certificates and the Subordinate Certificates and the over-collateralization amount have been reduced to zero, amounts allocated to the Group II Senior Certificates will be distributed pro-rata by reference to the certificate principal balance of the respective classes of Group II Senior Certificates.

After the Certificate principal balance of either the Group I Senior Certificates or the Group II Senior Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Group I Senior Certificates or the Group II Senior Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of each of the Group I Senior Certificates and the Group II Senior Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates in each case, until reduced to zero.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM2

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates in the same manner as described above, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates, and eleventh to the Class B-4 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     44.90%*
CLASS M-1   37.70%*
CLASS M-2   31.50%*
CLASS M-3   27.50%*
CLASS M-4   24.00%*
CLASS M-5   20.60%*
CLASS M-6   17.50%*
CLASS B-1   14.40%*
CLASS B-2   11.90%*
CLASS B-3    9.70%*
CLASS B-4    7.50%*

*    includes over-collateralization

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM2

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A-1 and Class A-2 Certificates have been reduced to zero; and

     ii)  the later of the:

               a.   June 2009 Distribution Date; and

               b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   a Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL      The first Distribution Date on which the Senior
DISTRIBUTION DATE                Enhancement Percentage (i.e., the sum of the
                                 outstanding principal balance of the
                                 Subordinate Certificates and the O/C amount
                                 divided by the aggregate stated principal
                                 balance of the Mortgage Loans, as of the end of
                                 the related due period) is greater than or
                                 equal to the Senior Specified Enhancement
                                 Percentage (including O/C), which is equal to
                                 two times the initial Class A subordination
                                 percentage.

                                 SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                                 44.90%

                                 or

                                 (18.70%+3.75%)*2

STEPDOWN LOSS TRIGGER EVENT      The situation that exists with respect to any
(PRELIMINARY AND SUBJECT         Distribution Date after the Stepdown Date, if
TO REVISION)                     (a) the quotient of (1) the aggregate Stated
                                 Principal Balance of all Mortgage Loans 60 or
                                 more days delinquent, measured on a rolling
                                 three month basis (including Mortgage Loans in
                                 foreclosure and REO Properties) and (2) the
                                 Stated Principal Balance of all the Mortgage
                                 Loans as of the preceding Servicer Remittance
                                 Date, equals or exceeds the product of (i)
                                 35.70% and (ii) the Senior Enhancement
                                 Percentage or (b) the quotient (expressed as a
                                 percentage) of (1) the aggregate Realized
                                 Losses incurred from the Cut-off Date through
                                 the last day of the calendar month preceding
                                 such Distribution Date and (2) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the Cut-off Date exceeds the Required Loss
                                 Percentage shown below.

                                 DISTRIBUTION DATE OCCURRING   REQUIRED LOSS PERCENTAGE
                                 ---------------------------   ------------------------
                                 June 2008 - May 2009          1.65% with respect to April 2008, plus an additional
                                                               1/12th of 2.00% for each month thereafter
                                 June 2009 - May 2010          3.65% with respect to June 2009, plus an additional
                                                               1/12th of 2.00% for each month thereafter
                                 June 2010 - May 2011          5.65% with respect to June 2010, plus an additional
                                                               1/12th of 1.65% for each month thereafter
                                 June 2011 - May 2012          7.30% with respect to June 2011, plus an additional
                                                               1/12th of 0.80% for each month thereafter
                                 June 2012 and thereafter      8.10%

                                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                       The Offered Certificates will be offered
                                 pursuant to a Prospectus which includes a
                                 Prospectus Supplement (together, the
                                 "Prospectus"). Complete information with
                                 respect to the Offered Certificates and the
                                 Mortgage Loans is contained in the Prospectus.

MORTGAGE LOAN TABLES             The following tables describe the mortgage
                                 loans and the related mortgaged properties as
                                 of the close of business on the Cut-off Date.
                                 The sum of the columns below may not equal the
                                 total indicated due to rounding.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $991,244,257
Aggregate Original Principal Balance      $991,832,630
Number of Mortgage Loans                         5,903

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $12,500   $855,000     $168,022
Outstanding Principal Balance   $12,479   $854,533     $167,922

                                                     WEIGHTED
                               MINIMUM   MAXIMUM   AVERAGE (2)
                               -------   -------   -----------
Original Term (mos)                180      360         339
Stated remaining Term (mos)        176      360         338
Loan Age (mos)                       0       13           2
Current Interest Rate            6.090%  12.490%      8.596%
Initial Interest Rate Cap(4)     1.000%   1.500%      1.000%
Periodic Rate Cap(4)             1.000%   1.500%      1.000%
Gross Margin(4)                  3.000%   7.250%      6.017%
Maximum Mortgage Rate(4)        12.090%  18.000%     14.272%
Minimum Mortgage Rate(4)         6.090%  12.000%      8.271%
Months to Roll(4)                    3       35          23
Original Loan-to-Value            7.69%  100.00%      83.62%
Combined Loan-to-Value            7.69%  100.00%      93.58%
Credit Score (3)                   500      811         634

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   01/01/2021   05/01/2036

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                 88.56%
2nd Lien                 11.44%

OCCUPANCY     PERCENT OF MORTGAGE POOL
---------     ------------------------
Primary                95.44%
Second Home             0.89%
Investment              3.68%

LOAN TYPE    PERCENT OF MORTGAGE POOL
---------    ------------------------
Fixed Rate            16.15%
ARM                   83.85%

AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
-----------------   ------------------------
Fully Amortizing             30.89%
Interest Only                12.04%
15/30 Balloon                11.37%
30/40 Balloon                45.70%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2005                            0.78%
2006                           99.22%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                         68.63%
Refinance - Rate/Term             0.87%
Refinance - Cashout              30.50%

PROPERTY TYPE              PERCENT OF MORTGAGE POOL
-------------              ------------------------
Single Family                       72.27%
Planned Unit Development            13.73%
Condominium                          9.40%
Two- to Four-Family                  4.60%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
6.001% to 6.500%                 43   $ 13,277,568     1.34%    6.403%     673      $308,781     77.90%    41.57%   90.24%   23.32%
6.501% to 7.000%                230     65,160,864     6.57     6.852      665       283,308     79.45     41.82    85.56    25.58
7.001% to 7.500%                443    112,208,306    11.32     7.319      648       253,292     79.11     42.32    65.94    20.16
7.501% to 8.000%                786    203,467,534    20.53     7.797      647       258,865     80.30     43.36    45.06    15.87
8.001% to 8.500%                710    156,815,735    15.82     8.293      632       220,867     80.96     43.19    33.82    11.94
8.501% to 9.000%                812    166,991,157    16.85     8.772      619       205,654     82.89     43.37    29.77    10.69
9.001% to 9.500%                415     75,175,836     7.58     9.266      607       181,147     84.82     43.27    26.27     6.79
9.501% to 10.000%               714     68,143,495     6.87     9.769      607        95,439     88.60     43.10    28.19     2.43
10.001% to 10.500%              224     27,075,150     2.73    10.256      613       120,871     90.17     42.79    28.53     3.82
10.501% to 11.000%              382     32,098,745     3.24    10.801      657        84,028     95.38     44.01    19.15     1.04
11.001% to 11.500%              330     23,727,868     2.39    11.323      636        71,903     98.08     43.93    37.29     0.00
11.501% to 12.000%              771     44,507,089     4.49    11.898      618        57,726     99.36     44.08    27.96     0.00
12.001% to 12.500%               43      2,594,909     0.26    12.277      618        60,347    100.00     45.69    20.79     0.00
                              -----   ------------   ------    ------      ---      --------    ------     -----    -----    -----
TOTAL:                        5,903   $991,244,257   100.00%    8.596%     634      $167,922     83.62%    43.12%   41.44%   12.04%
                              =====   ============   ======    ======      ===      ========    ======     =====    =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.090% per annum to 12.490% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.596% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF REMAINING          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
TERMS (MONTHS)                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                    1,969   $114,583,799    11.56%   11.144%     648      $ 58,194     99.55%    43.88%    37.15%   0.00%
181 to 192                        2         55,050     0.01     8.490      641        27,525    100.00     43.15    100.00    0.00
337 to 348                        1         52,376     0.01     8.620      690        52,376     80.00     15.82      0.00    0.00
349 to 360                    3,931    876,553,032    88.43     8.263      632       222,985     81.54     43.03     42.00   13.62
                              -----   ------------   ------    ------      ---      --------    ------     -----    ------   -----
TOTAL:                        5,903   $991,244,257   100.00%    8.596%     634      $167,922     83.62%    43.12%    41.44%  12.04%
                              =====   ============   ======    ======      ===      ========    ======     =====    ======   =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                 963   $ 31,449,775     3.17%   10.974%     634      $ 32,658     98.92%    42.45%    42.00%   0.00%
$50,001 to $100,000           1,473    109,760,649    11.07    10.196      632        74,515     91.44     42.34     44.31    0.32
$100,001 to $150,000            944    116,614,536    11.76     9.043      624       123,532     84.26     42.04     46.98    3.62
$150,001 to $200,000            649    113,743,887    11.47     8.441      630       175,260     81.45     43.05     41.81    7.34
$200,001 to $250,000            447    100,443,132    10.13     8.391      629       224,705     82.07     42.70     41.68    9.23
$250,001 to $300,000            455    125,749,473    12.69     8.153      634       276,372     81.13     43.75     38.53   18.23
$300,001 to $350,000            347    112,585,771    11.36     8.085      635       324,455     81.14     44.32     34.65   20.10
$350,001 to $400,000            224     84,258,703     8.50     8.135      633       376,155     82.46     43.42     36.18   17.18
$400,001 to $450,000            139     59,110,566     5.96     8.161      626       425,256     82.62     43.05     40.93   16.57
$450,001 to $500,000            130     61,693,450     6.22     8.048      641       474,565     82.13     43.65     39.49   16.91
$500,001 to $550,000             70     36,831,145     3.72     7.905      652       526,159     80.85     44.81     42.98   19.94
$550,001 to $600,000             30     17,113,818     1.73     7.916      659       570,461     82.40     43.39     46.67   20.05
$600,001 to $650,000             13      8,159,868     0.82     7.608      678       627,682     80.38     42.42     53.59   30.53
$650,001 to $700,000              7      4,711,676     0.48     7.861      656       673,097     85.45     44.32     85.66   28.86
$700,001 to $750,000              8      5,858,785     0.59     7.866      644       732,348     75.67     35.71     62.30   12.80
$750,001 to $800,000              3      2,304,489     0.23     8.650      678       768,163     85.29     39.87     66.15   67.04
$850,001 to $900,000              1        854,533     0.09     9.000      685       854,533    100.00     45.56    100.00    0.00
                              -----   ------------   ------    ------      ---      --------    ------     -----    ------   -----
TOTAL:                        5,903   $991,244,257   100.00%    8.596%     634      $167,922     83.62%    43.12%    41.44%  12.04%
                              =====   ============   ======    ======      ===      ========    ======     =====    ======   =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,479 to approximately $854,533 and the average outstanding principal balance of the Mortgage Loans was approximately $167,922.

PRODUCT TYPES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans              30   $  1,915,721     0.19%    9.081%     633      $ 63,857     81.93%    41.01%   44.62%    0.00%
30 Year Fixed Loans             230     33,563,554     3.39     8.115      630       145,928     78.81     40.43    74.06     3.31
Six Month LIBOR Loans            10      2,372,747     0.24     8.465      622       237,275     81.32     35.42    48.72     0.00
2/28 LIBOR Loans              1,988    380,569,378    38.39     8.373      633       191,433     81.76     42.78    41.26    30.73
2/28 LIBOR Loans (40
   due in 30)                 1,612    438,866,214    44.27     8.184      631       272,250     81.60     43.53    39.28     0.00
3/27 LIBOR Loans                 30      7,113,268     0.72     8.158      643       237,109     82.96     42.20    68.70    18.70
3/27 LIBOR Loans (40
   due in 30)                    10      2,263,313     0.23     8.302      606       226,331     80.93     40.23    45.82     0.00
15/30 Balloon Loans           1,941    112,723,128    11.37    11.178      648        58,075     99.85     43.92    37.05     0.00
30/40 Balloon Loans              52     11,856,934     1.20     8.128      626       228,018     79.49     41.89    57.55     0.00
                              -----   ------------   ------    ------      ---      --------     -----     -----    -----    -----
TOTAL:                        5,903   $991,244,257   100.00%    8.596%     634      $167,922     83.62%    43.12%   41.44%   12.04%
                              =====   ============   ======    ======      ===      ========     =====     =====    =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

AMORTIZATION TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE             LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              1,898   $306,156,070     30.89%   8.536%     623      $161,305     81.91%    42.11%    43.05%    0.00%
Balloon                       3,615    565,709,589     57.07    8.780      634       156,490     85.19     43.56     39.25     0.00
24 Month Interest-Only           39     12,678,580      1.28    7.931      655       325,092     80.26     43.83     55.19   100.00
36 Month Interest-Only            1        420,000      0.04    8.465      677       420,000     80.00     43.96    100.00   100.00
60 Month Interest-Only          350    106,280,017     10.72    7.873      657       303,657     80.65     43.61     46.64   100.00
                              -----   ------------    ------    -----      ---      --------     -----     -----    ------   ------
TOTAL:                        5,903   $991,244,257    100.00%   8.596%     634      $167,922     83.62%    43.12%    41.44%   12.04%
                              =====   ============    ======    =====      ===      ========     =====     =====    ======   ======

ADJUSTMENT TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                           3,650   $831,184,920    83.85%    8.271%     632      $227,722     81.68%    43.15%   40.48%   14.23%
Fixed Rate                    2,253    160,059,336    16.15    10.284      643        71,043     93.72     43.01    46.42     0.69
                              -----   ------------   ------    ------      ---      --------     -----     -----    -----    -----
TOTAL:                        5,903   $991,244,257   100.00%    8.596%     634      $167,922     83.62%    43.12%   41.44%   12.04%
                              =====   ============   ======    ======      ===      ========     =====     =====    =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                  LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Arizona                         361    $48,968,048     4.94%   8.478%      635      $135,646    82.82%    43.23%    39.94%    7.87%
California                     2054    497,519,753    50.19    8.403       641       242,220    83.04     43.82     38.89    18.60
Colorado                        131     18,463,852     1.86    8.830       619       140,945    85.63     41.85     49.06     9.08
Connecticut                      24      4,267,206     0.43    8.772       606       177,800    80.29     42.57     33.79     0.00
Florida                         688    111,096,579    11.21    8.751       633       161,478    83.83     42.02     43.59     9.21
Hawaii                           21      5,420,744     0.55    8.937       633       258,131    77.91     43.02     21.95     5.90
Illinois                        610     91,301,721     9.21    9.041       630       149,675    85.11     44.62     35.61     2.92
Indiana                          23      1,616,303     0.16    8.903       601        70,274    87.99     41.50     79.87     0.00
Kansas                           12      1,498,287     0.15    9.802       616       124,857    86.31     33.16     13.11     0.00
Kentucky                          5        461,277     0.05    8.412       602        92,255    88.86     41.16    100.00     0.00
Louisiana                        35      2,851,855     0.29    8.985       630        81,482    85.73     42.00     44.99     3.73
Maryland                         24      5,909,861     0.60    8.685       599       246,244    83.80     42.57     49.14     9.83
Michigan                        168     17,597,899     1.78    9.221       610       104,749    84.00     40.91     45.94     2.06
Minnesota                        88     11,594,432     1.17    8.434       639       131,755    84.32     42.23     53.49    17.69
Mississippi                      26      2,491,265     0.25    9.307       605        95,818    86.81     42.47     44.04     0.00
Missouri                        124     14,255,924     1.44    9.241       623       114,967    84.23     42.62     52.75     0.81
Nevada                           99     18,718,122     1.89    8.615       636       189,072    84.47     43.70     41.63     1.01
New Mexico                       29      2,904,139     0.29    9.272       598       100,143    84.46     38.04     48.37     0.00
New York                         16      4,696,985     0.47    8.849       634       293,562    86.25     42.05     34.48     6.98
North Carolina                    8        842,539     0.08    8.769       594       105,317    81.71     35.37     81.87     0.00
Ohio                             34      3,495,367     0.35    9.124       611       102,805    90.97     42.00     50.30     0.00
Oklahoma                         34      2,304,830     0.23    8.561       623        67,789    86.06     39.42     70.35     0.00
Oregon                           22      3,643,907     0.37    8.439       636       165,632    84.84     38.50     35.04     0.00
Rhode Island                      6        637,593     0.06    9.459       589       106,266    73.75     44.92     37.32     0.00
South Carolina                    3        378,286     0.04    9.478       573       126,095    87.76     43.17    100.00     0.00
Tennessee                        48      5,596,558     0.56    8.531       622       116,595    84.82     43.05     51.72     1.61
Texas                          1064     93,425,802     9.43    8.633       618        87,806    84.02     40.90     51.12     3.67
Utah                             65      6,207,251     0.63    8.514       641        95,496    84.70     42.21     55.75     7.23
Virginia                         15      3,835,785     0.39    8.644       611       255,719    84.95     42.88     34.69     0.00
Washington                       37      6,180,130     0.62    9.049       592       167,031    85.02     43.07     45.66     3.86
Wisconsin                        29      3,061,956     0.31    9.292       611       105,585    84.63     43.17     33.44     4.85
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        5,903   $991,244,257   100.00%   8.596%      634      $167,922    83.62%    43.12%    41.44%   12.04%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

No more than approximately 0.94% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   55   $  7,973,817     0.80%    8.046%     601      $144,978    42.22%    39.10%    51.46%   10.23%
50.01% to 55.00%                 21      4,246,400     0.43     8.318      597       202,210    52.70     37.36     57.36     0.00
55.01% to 60.00%                 27      5,902,678     0.60     8.157      595       218,618    58.02     44.90     34.89    10.44
60.01% to 65.00%                 49     10,661,126     1.08     8.260      594       217,574    63.49     42.08     46.43     7.03
65.01% to 70.00%                 58     13,030,497     1.31     8.513      595       224,664    68.28     41.51     49.86     6.59
70.01% to 75.00%                120     24,418,494     2.46     8.673      585       203,487    74.05     41.07     44.19     6.76
75.01% to 80.00%              2,532    572,160,258    57.72     8.002      644       225,972    79.92     43.49     40.12    17.17
80.01% to 85.00%                272     62,893,152     6.34     8.647      585       231,225    84.63     42.43     54.91     6.50
85.01% to 90.00%                493    109,789,779    11.08     8.689      615       222,697    89.78     42.13     46.24     7.29
90.01% to 95.00%                311     59,233,785     5.98     9.300      634       190,462    94.84     42.72     33.29     6.93
95.01% to 100.00%             1,965    120,934,271    12.20    11.045      647        61,544    99.97     43.93     37.53     0.19
                              -----   ------------   ------    ------      ---      --------    -----     -----     -----    -----
TOTAL:                        5,903   $991,244,257   100.00%    8.596%     634      $167,922    83.62%    43.12%    41.44%   12.04%
                              =====   ============   ======    ======      ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 7.69% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 11.44% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.85%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.91%.

COMBINED LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   55   $  7,973,817     0.80%   8.046%      601      $144,978    42.22%    39.10%    51.46%   10.23%
50.01% to 55.00%                 21      4,246,400     0.43    8.318       597       202,210    52.70     37.36     57.36     0.00
55.01% to 60.00%                 27      5,902,678     0.60    8.157       595       218,618    58.02     44.90     34.89    10.44
60.01% to 65.00%                 49     10,661,126     1.08    8.260       594       217,574    63.49     42.08     46.43     7.03
65.01% to 70.00%                 58     13,030,497     1.31    8.513       595       224,664    68.28     41.51     49.86     6.59
70.01% to 75.00%                117     23,711,015     2.39    8.693       584       202,658    74.10     41.04     42.53     6.50
75.01% to 80.00%                359     75,645,091     7.63    8.428       612       210,711    79.50     41.69     42.72     8.28
80.01% to 85.00%                271     63,132,096     6.37    8.639       585       232,960    84.60     42.49     55.30     6.48
85.01% to 90.00%                497    110,469,941    11.14    8.682       615       222,274    89.71     42.13     46.59     7.34
90.01% to 95.00%                358     71,710,457     7.23    9.034       635       200,309    92.16     42.94     36.87     7.53
95.01% to 100.00%             4,091    604,761,139    61.01    8.563       649       147,827    83.98     43.78     38.95    15.04
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        5,903   $991,244,257   100.00%   8.596%      634      $167,922    83.62%    43.12%    41.44%   12.04%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 7.69% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 93.58%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 11.44% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.85%. Approximately 50.21% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.81%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   93   $ 16,991,003     1.71%   8.365%      630      $182,699    82.94%    14.01%    77.69%   11.73%
20.01% to 25.00%                107     15,563,066     1.57    8.350       635       145,449    82.49     22.64     71.46    12.78
25.01% to 30.00%                218     31,206,267     3.15    8.544       633       143,148    83.11     27.93     60.66    10.30
30.01% to 35.00%                403     58,383,304     5.89    8.381       632       144,872    82.53     32.88     55.14     6.45
35.01% to 40.00%                745    115,497,544    11.65    8.497       634       155,030    82.68     37.88     49.06    12.47
40.01% to 45.00%               1483    241,293,485    24.34    8.612       635       162,706    83.89     42.79     40.73    11.20
45.01% to 50.00%              2,722    486,252,917    49.05    8.671       635       178,638    84.10     47.93     32.77    13.37
50.01% to 55.00%                132     26,056,671     2.63    8.351       600       197,399    80.54     52.17     80.85     7.72
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        5,903   $991,244,257   100.00%   8.596%      634      $167,922    83.62%    43.12%    41.44%   12.04%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 1.12% to 54.99% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.12%.

LOAN PURPOSE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                  LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                      4,480   $680,312,613    68.63%   8.638%      644      $151,855     84.51%   43.56%    38.19%   13.46%
Refinance - Cashout           1,350    302,328,051    30.50    8.501       611       223,947     81.61    42.20     48.23     9.15
Refinance - Rate Term            73      8,603,593     0.87    8.632       605       117,857     84.08    41.15     59.99     2.08
                              -----   ------------   ------    -----       ---      --------     -----    -----     -----    -----
TOTAL:                        5,903   $991,244,257   100.00%   8.596%      634      $167,922     83.62%   43.12%    41.44%   12.04%
                              =====   ============   ======    =====       ===      ========     =====    =====     =====    =====

PROPERTY TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 4,179   $716,352,486    72.27%   8.577%      633      $171,417    83.53%    43.18%    41.19%   12.68%
Planned Unit Development        913    136,101,488    13.73    8.566       629       149,071    84.17     42.59     44.43     8.64
Condominium                     592     93,194,831     9.40    8.722       644       157,424    84.41     43.39     40.28    13.58
Two- to Four-Family             219     45,595,451     4.60    8.730       635       208,198    81.76     43.27     38.93     9.05
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        5,903   $991,244,257   100.00%   8.596%      634      $167,922    83.62%    43.12%    41.44%   12.04%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

DOCUMENTATION

                        NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
DOCUMENTATION            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME      DOC       IO
-------------          --------  ------------  ----------  --------  --------  -----------  --------  --------  --------  -------
Stated Income            3,308   $572,171,674     57.72%    8.908%      642      $172,966    83.89%    44.34%      0.00%   10.62%
Full Documentation       2,551    410,806,103     41.44     8.166       622       161,037    83.27     41.55     100.00    13.87
Limited Documentation       44      8,266,480      0.83     8.448       622       187,875    82.45     36.93       0.00    19.78
                         -----   ------------    ------     -----       ---      --------    -----     -----     ------    -----
TOTAL:                   5,903   $991,244,257    100.00%    8.596%      634      $167,922    83.62%    43.12%     41.44%   12.04%
                         =====   ============    ======     =====       ===      ========    =====     =====     ======    =====

OCCUPANCY

                        NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
OCCUPANCY                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME      DOC       IO
---------              --------  ------------  ----------  --------  --------  -----------  --------  --------  --------  -------
Primary                  5,642   $945,995,393     95.44%    8.580%      633      $167,670    83.65%    43.39%    40.64%    12.28%
Investment                 222     36,459,609      3.68     8.999       632       164,232    82.55     36.49     65.24      8.22
Second Home                 39      8,789,255      0.89     8.689       659       225,366    85.58     41.84     29.32      2.89
                         -----   ------------    ------     -----       ---      --------    -----     -----     -----     -----
TOTAL                    5,903   $991,244,257    100.00%    8.596%      634      $167,922    83.62%    43.12%    41.44%    12.04%
                         =====   ============    ======     =====       ===      ========    =====     =====     =====     =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                        NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
MORTGAGE LOANS AGE     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
(MONTHS)                 LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME      DOC       IO
------------------     --------  ------------  ----------  --------  --------  -----------  --------  --------  --------  -------
 0                           2   $    522,500      0.05%    9.154%      608      $261,250    95.00%    49.07%     0.00%     0.00%
 1                       3,202    534,838,388     53.96     8.598       632       167,033    83.93     43.32     40.78      9.58
 2                        2362    399,299,903     40.28     8.587       635       169,052    83.27     43.00     42.54     14.79
 3                         296     49,059,793      4.95     8.685       638       165,743    83.41     42.28     41.60     16.10
 4                          14      2,729,509      0.28     8.238       645       194,965    75.54     48.27     22.85     28.28
 5                           6      1,297,413      0.13     8.287       535       216,236    76.32     39.08     32.26      0.00
 6                           3        661,710      0.07     8.442       665       220,570    83.84     38.82      0.00      0.00
 7                          10      1,748,477      0.18     8.575       598       174,848    90.65     34.07     67.08     23.78
 8                           7      1,034,187      0.10     8.472       601       147,741    85.66     36.30     20.94      0.00
13                           1         52,376      0.01     8.620       690        52,376    80.00     15.82      0.00      0.00
                         -----   ------------    ------     -----       ---      --------    -----     -----     -----     -----
TOTAL:                   5,903   $991,244,257    100.00%    8.596%      634      $167,922    83.62%    43.12%    41.44%    12.04%
                         =====   ============    ======     =====       ===      ========    =====     =====     =====     =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                        NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
ORIGINAL PREPAYMENT    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
PENALTY TERM             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME      DOC       IO
-------------------    --------  ------------  ----------  --------  --------  -----------  --------  --------  --------  -------
None                    1,139    $183,226,471     18.48%    9.049%      631      $160,866    84.51%    42.91%    40.74%     6.32%
12 Months                 218      49,870,818      5.03     8.703       647       228,765    84.27     43.04     40.07     14.42
24 Months               4,182     708,725,820     71.50     8.499       633       169,471    83.55     43.31     39.93     13.90
36 Months                 364      49,421,147      4.99     8.213       632       135,772    80.75     41.38     67.16      4.27
                        -----    ------------    ------     -----       ---      --------    -----     -----     -----     -----
TOTAL:                  5,903    $991,244,257    100.00%    8.596%      634      $167,922    83.62%    43.12%    41.44%    12.04%
                        =====    ============    ======     =====       ===      ========    =====     =====     =====     =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                        NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
RANGE OF               MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
CREDIT SCORES            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME      DOC       IO
-------------          --------  ------------  ----------  --------  --------  -----------  --------  --------  --------  -------
500                         3    $    734,893      0.07%    8.892%      500      $244,964    74.89%    39.00%    78.61%     0.00%
501 to 525                126      23,075,704      2.33     9.467       513       183,141    77.64     43.43     59.11      0.00
526 to 550                161      32,198,760      3.25     9.256       539       199,992    79.02     42.50     52.34      0.00
551 to 575                248      51,917,181      5.24     8.873       563       209,343    82.15     42.35     54.89      3.54
576 to 600                862     134,592,055     13.58     8.620       590       156,139    83.10     42.66     64.46      8.51
601 to 625              1,597     235,035,894     23.71     8.814       613       147,173    84.68     43.54     37.88     10.37
626 to 650              1,136     181,484,460     18.31     8.629       637       159,757    84.04     43.20     36.61     11.58
651 to 675                735     129,332,699     13.05     8.386       662       175,963    84.28     43.74     33.40     13.77
676 to 700                452      88,809,398      8.96     8.248       686       196,481    84.21     43.68     34.83     21.69
701 to 725                276      51,278,167      5.17     7.994       711       185,790    83.19     41.31     37.94     17.57
726 to 750                181      36,641,572      3.70     8.093       736       202,440    83.89     43.09     28.04     25.91
751 to 775                 78      17,128,429      1.73     8.314       762       219,595    83.06     43.16     18.85     24.56
776 to 800                 42       7,592,843      0.77     8.136       785       180,782    82.85     38.51     22.35      6.38
801 to 825                  6       1,422,202      0.14     8.488       806       237,034    87.39     47.26     16.16     30.66
                        -----    ------------    ------     -----       ---      --------    -----     -----     -----     -----
TOTAL:                  5,903    $991,244,257    100.00%    8.596%      634      $167,922    83.62%    43.12%    41.44%    12.04%
                        =====    ============    ======     =====       ===      ========    =====     =====     =====     =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 634.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

CREDIT GRADE

                        NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
                       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
CREDIT GRADE             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME      DOC       IO
------------           --------  ------------  ----------  --------  --------  -----------  --------  --------  --------  -------
A1                       5,332   $879,358,885     88.71%     8.574%     639      $164,921    84.16%    43.20%    40.28%    12.51%
A2                         390     73,137,495      7.38      8.694      603       187,532    81.72     42.97     47.88     11.86
B1                         105     22,870,189      2.31      8.659      583       217,811    76.89     41.57     53.10      3.19
B2                          37      7,959,838      0.80      9.128      572       215,131    75.87     43.42     48.80      0.00
C1                          35      7,271,207      0.73      9.413      553       207,749    70.31     40.03     71.81      0.00
C2                           4        646,643      0.07     10.801      566       161,661    52.58     41.69     53.65      0.00
                         -----   ------------    ------     ------      ---      --------    -----     -----     -----     -----
TOTAL:                   5,903   $991,244,257    100.00%     8.596%     634      $167,922    83.62%    43.12%    41.44%    12.04%
                         =====   ============    ======     ======      ===      ========    =====     =====     =====     =====

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                        NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
RANGE OF               MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
GROSS MARGINS            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME      DOC       IO
-------------          --------  ------------  ----------  --------  --------  -----------  --------  --------  --------  -------
2.501% to 3.000%             1   $     64,783      0.01%     8.390%     562      $ 64,783    90.00%    31.39%    100.00%    0.00%
3.501% to 4.000%            17      3,277,643      0.39      9.593      604       192,803    88.56     42.99      22.83     0.00
4.001% to 4.500%             1        107,756      0.01     10.325      506       107,756    70.00     34.85       0.00     0.00
4.501% to 5.000%            44      7,470,156      0.90      9.092      601       169,776    85.64     42.65      30.07     2.67
5.001% to 5.500%            72     13,148,283      1.58      9.249      616       182,615    84.86     45.34      24.04     4.81
5.501% to 6.000%         3,147    722,063,109     86.87      8.198      637       229,445    81.99     43.16      39.93    15.25
6.001% to 6.500%           230     53,563,101      6.44      8.437      602       232,883    80.11     43.08      46.59    12.37
6.501% to 7.000%           104     24,172,788      2.91      8.810      577       232,431    75.38     42.35      47.01     3.02
7.001% to 7.500%            34      7,317,301      0.88      9.339      555       215,215    70.64     41.67      77.56     0.00
                         -----   ------------    ------     ------      ---      --------    -----     -----     ------    -----
TOTAL:                   3,650   $831,184,920    100.00%     8.271%     632      $227,722    81.68%    43.15%     40.48%   14.23%
                         =====   ============    ======     ======      ===      ========    =====     =====     ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 7.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.017% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------    --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%       43   $ 13,277,568      1.60%     6.403%     673      $308,781    77.90%    41.57%    90.24%   23.32%
12.501% to 13.000%      201     57,249,277      6.89      6.837      666       284,822    79.91     42.09     83.89    28.43
13.001% to 13.500%      403    105,289,333     12.67      7.322      648       261,264    79.44     42.52     64.98    21.11
13.501% to 14.000%      731    194,079,531     23.35      7.798      648       265,499    80.52     43.44     43.55    16.64
14.001% to 14.500%      659    149,678,166     18.01      8.291      632       227,129    80.98     43.33     32.80    12.29
14.501% to 15.000%      752    158,407,173     19.06      8.775      619       210,648    82.86     43.60     27.99    11.01
15.001% to 15.500%      365     70,582,632      8.49      9.262      604       193,377    84.56     43.32     22.97     7.23
15.501% to 16.000%      277     50,915,221      6.13      9.772      597       183,809    85.62     43.16     18.86     4.06
16.001% to 16.500%      122     19,789,762      2.38     10.237      588       162,211    86.95     42.59     18.00     5.22
16.501% to 17.000%       69      9,065,869      1.09     10.702      575       131,389    84.39     42.71      7.61     3.68
17.001% to 17.500%       20      2,169,168      0.26     11.225      541       108,458    82.19     42.28      2.58     0.00
17.501% to 18.000%        8        681,221      0.08     11.720      531        85,153    73.55     35.16      0.00     0.00
                      -----   ------------    ------     ------      ---      --------    -----     -----     -----    -----
TOTAL:                3,650   $831,184,920    100.00%     8.271%     632      $227,722    81.68%    43.15%    40.48%   14.23%
                      =====   ============    ======     ======      ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.090% per annum to 18.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.272% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------     --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
August 2006               1   $    478,977      0.06%    7.750%      735      $478,977    80.00%    12.87%     0.00%    0.00%
September 2006            3        637,566      0.08     8.673       635       212,522    82.07     44.90     81.15     0.00
October 2006              6      1,256,204      0.15     8.632       572       209,367    81.45     39.20     50.84     0.00
April 2007                1         52,376      0.01     8.620       690        52,376    80.00     15.82      0.00     0.00
September 2007            5        906,291      0.11     8.427       599       181,258    84.28     35.70      9.78     0.00
October 2007              9      1,603,968      0.19     8.580       596       178,219    89.81     34.23     64.12    25.92
November 2007             3        661,710      0.08     8.442       665       220,570    83.84     38.82      0.00     0.00
December 2007             6      1,297,413      0.16     8.287       535       216,236    76.32     39.08     32.26     0.00
January 2008             12      2,618,508      0.32     8.114       644       218,209    74.50     48.27     23.82    29.48
February 2008           188     40,608,943      4.89     8.419       637       216,005    81.89     42.36     40.82    19.46
March 2008            1,465    332,115,456     39.96     8.289       634       226,700    81.36     43.08     41.36    17.21
April 2008            1,909    439,048,426     52.82     8.243       630       229,989    81.89     43.38     39.48    11.55
May 2008                  2        522,500      0.06     9.154       608       261,250    95.00     49.07      0.00     0.00
February 2009             2        683,391      0.08     7.927       661       341,695    80.00     49.49      0.00     0.00
March 2009               22      5,073,474      0.61     8.071       622       230,612    83.42     40.03     57.37    15.42
April 2009               16      3,619,717      0.44     8.414       647       226,232    81.59     42.64     83.25    15.14
                      -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                3,650   $831,184,920    100.00%    8.271%      632      $227,722    81.68%    43.15%    40.48%   14.23%
                      =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $663,522,040
Aggregate Original Principal Balance      $663,961,464
Number of Mortgage Loans                         4,060

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $12,500   $675,750     $163,537
Outstanding Principal Balance   $12,488   $675,582     $163,429

                                                      WEIGHTED
                                MINIMUM   MAXIMUM   AVERAGE (2)
                                -------   -------   -----------
Original Term (mos)               180        360         349
Stated remaining Term (mos)       176        360         347
Loan Age (mos)                      0          8           2
Current Interest Rate           6.090%    12.490%      8.511%
Initial Interest Rate Cap(4)    1.000%     1.000%      1.000%
Periodic Rate Cap(4)            1.000%     1.000%      1.000%
Gross Margin(4)                 3.000%     7.250%      6.008%
Maximum Mortgage Rate(4)        12.090%   18.000%     14.342%
Minimum Mortgage Rate(4)        6.090%    12.000%      8.342%
Months to Roll(4)                   4         35          23
Original Loan-to-Value          13.64%    100.00%      82.62%
Combined Loan-to-Value          13.64%    100.00%      93.14%
Credit Score (3)                  500        804         629

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   01/01/2021   05/01/2036

LIEN POSITION              PERCENT OF MORTGAGE POOL
-------------              ------------------------
1st Lien                            94.00%
2nd Lien                             6.00%

OCCUPANCY                  PERCENT OF MORTGAGE POOL
---------                  ------------------------
Primary                             94.78%
Second Home                          1.01%
Investment                           4.21%

LOAN TYPE                  PERCENT OF MORTGAGE POOL
---------                  ------------------------
Fixed Rate                          11.42%
ARM                                 88.58%

AMORTIZATION TYPE          PERCENT OF MORTGAGE POOL
-----------------          ------------------------
Fully Amortizing                    40.23%
Interest Only                        3.01%
15/30 Balloon                        5.98%
30/40 Balloon                       50.78%

YEAR OF ORIGINATION        PERCENT OF MORTGAGE POOL
-------------------        ------------------------
2005                                 0.83%
2006                                99.17%

LOAN PURPOSE               PERCENT OF MORTGAGE POOL
------------               ------------------------
Purchase                            68.50%
Refinance - Rate/Term                1.04%
Refinance - Cashout                 30.46%

PROPERTY TYPE              PERCENT OF MORTGAGE POOL
-------------              ------------------------
Single Family                       69.88%
Planned Unit Development            14.19%
Condominium                         10.50%
Two- to Four-Family                  5.43%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

MORTGAGE RATES

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF            MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------    --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
6.001% to 6.500%         33   $  8,598,472      1.30%     6.388%     667      $260,560     76.75%   41.40%    91.81%   18.54%
6.501% to 7.000%        172     41,234,236      6.21      6.847      667       239,734     79.48    42.71     89.50    15.24
7.001% to 7.500%        337     74,972,439     11.30      7.312      649       222,470     79.20    42.79     65.82     8.29
7.501% to 8.000%        594    131,094,043     19.76      7.795      643       220,697     79.86    43.52     47.28     2.45
8.001% to 8.500%        585    113,967,419     17.18      8.292      629       194,816     80.88    43.46     36.94     2.01
8.501% to 9.000%        675    123,300,009     18.58      8.779      617       182,667     82.61    43.50     30.43     0.32
9.001% to 9.500%        348     58,797,573      8.86      9.265      604       168,959     84.19    43.51     26.94     0.00
9.501% to 10.000%       487     51,443,722      7.75      9.772      599       105,634     87.57    43.36     25.25     0.00
10.001% to 10.500%      153     19,123,076      2.88     10.257      593       124,987     87.82    43.41     26.09     0.00
10.501% to 11.000%      167     13,135,294      1.98     10.764      630        78,654     92.34    42.87     16.02     0.00
11.001% to 11.500%      128      8,046,852      1.21     11.310      617        62,866     94.76    43.67     29.30     0.00
11.501% to 12.000%      362     18,842,472      2.84     11.902      616        52,051     98.92    44.20     28.09     0.00
12.001% to 12.500%       19        966,433      0.15     12.261      621        50,865    100.00    45.37      4.26     0.00
                      -----   ------------    ------     ------      ---      --------    ------    -----     -----    -----
TOTAL:                4,060   $663,522,040    100.00%     8.511%     629      $163,429     82.62%   43.34%    42.10%    3.01%
                      =====   ============    ======     ======      ===      ========    ======    =====     =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.090% per annum to 12.490% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.511% per annum.

REMAINING MONTHS TO STATED MATURITY

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF REMAINING  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
TERMS (MONTHS)        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180              866   $ 40,960,328      6.17%    11.118%     641      $ 47,298     99.06%   43.43%    37.70%   0.00%
181 to 192                1         30,318      0.00      8.490      684        30,318    100.00    39.88    100.00    0.00
349 to 360            3,193    622,531,395     93.82      8.339      628       194,968     81.54    43.33     42.39    3.21
                      -----   ------------    ------     ------      ---      --------    ------    -----     -----    ----
TOTAL:                4,060   $663,522,040    100.00%     8.511%     629      $163,429     82.62%   43.34%    42.10%   3.01%
                      =====   ============    ======     ======      ===      ========    ======    =====     =====    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 347 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                 508   $ 16,359,470     2.47%   10.912%     635      $ 32,204    99.03%    42.46%    43.33%   0.00%
$50,001 to $100,000             948     69,842,572    10.53     9.759      623        73,674    87.76     42.08     48.70    0.12
$100,001 to $150,000            690     86,057,297    12.97     8.576      616       124,721    80.63     42.05     48.63    0.74
$150,001 to $200,000            590    103,539,996    15.60     8.414      630       175,492    81.49     43.06     42.43    1.97
$200,001 to $250,000            404     90,772,239    13.68     8.369      629       224,684    82.13     43.08     43.13    2.76
$250,001 to $300,000            387    106,839,083    16.10     8.164      632       276,070    81.27     43.69     40.92    5.01
$300,001 to $350,000            279     90,652,661    13.66     8.103      635       324,920    81.42     45.02     35.51    5.13
$350,001 to $400,000            186     69,793,208    10.52     8.137      633       375,232    82.44     44.47     36.15    5.53
$400,001 to $450,000             53     21,925,477     3.30     8.125      622       413,688    81.96     42.67     41.71    3.89
$450,001 to $500,000              9      4,293,687     0.65     8.411      639       477,076    80.49     43.31     44.25    0.00
$500,001 to $550,000              3      1,617,345     0.24     9.051      663       539,115    74.90     48.79      0.00    0.00
$550,001 to $600,000              2      1,153,423     0.17     7.435      699       576,712    85.15     43.97    100.00    0.00
$650,001 to $700,000              1        675,582     0.10     8.490      621       675,582    85.00     48.26      0.00    0.00
                              -----   ------------   ------    ------      ---      --------    -----     -----    ------    ----
TOTAL:                        4,060   $663,522,040   100.00%    8.511%     629      $163,429    82.62%    43.34%    42.10%   3.01%
                              =====   ============   ======    ======      ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,488 to approximately $675,582 and the average outstanding principal balance of the Mortgage Loans was approximately $163,429.

PRODUCT TYPES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
PRODUCT TYPES                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans              17   $  1,337,633     0.20%    8.688%     635      $ 78,684    75.54%    38.88%    47.95%   0.00%
30 Year Fixed Loans             201     26,679,236     4.02     8.300      627       132,733    79.00     41.00     71.83    0.00
Six Month LIBOR Loans             9      1,893,770     0.29     8.646      593       210,419    81.66     41.12     61.05    0.00
2/28 LIBOR Loans              1,551    252,345,460    38.03     8.495      625       162,699    82.11     42.89     44.18    7.81
2/28 LIBOR Loans
   (40 due in 30)             1,359    327,010,934    49.28     8.224      630       240,626    81.36     43.90     37.97    0.00
3/27 LIBOR Loans                 23      4,683,003     0.71     8.267      630       203,609    83.00     44.94     52.46    5.77
3/27 LIBOR Loans
   (40 due in 30)                 8      1,825,942     0.28     8.265      600       228,243    79.85     45.65     43.79    0.00
15/30 Balloon Loans             850     39,653,013     5.98    11.198      641        46,651    99.85     43.58     37.40    0.00
30/40 Balloon Loans              42      8,093,051     1.22     8.206      633       192,692    78.66     41.20     58.01    0.00
                              -----   ------------   ------    ------      ---      --------    -----     -----     -----    ----
TOTAL:                        4,060   $663,522,040   100.00%    8.511%     629      $163,429    82.62%    43.34%    42.10%   3.01%
                              =====   ============   ======    ======      ===      ========    =====     =====     =====    ====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

AMORTIZATION TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
AMORTIZATION TYPE             LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              1,727   $266,952,280    40.23%   8.566%      621      $154,576    81.95%    42.76%    43.04%    0.00%
Balloon                       2,259    376,582,939    56.76    8.537       631       166,703    83.24     43.81     38.37     0.00
24 Month Interest-Only            7      1,930,800     0.29    7.478       683       275,829    79.28     42.07    100.00   100.00
60 Month Interest-Only           67     18,056,021     2.72    7.241       680       269,493    79.97     42.21    100.00   100.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------   ------
TOTAL:                        4,060   $663,522,040   100.00%   8.511%      629      $163,429    82.62%    43.34%    42.10%    3.01%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======   ======

ADJUSTMENT TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
ADJUSTMENT TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                           2,950   $587,759,108    88.58%   8.343%      628      $199,240    81.69%    43.47%    40.84%   3.40%
Fixed Rate                    1,110     75,762,932    11.42    9.814       635        68,255    89.82     42.33     51.91    0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        4,060   $663,522,040   100.00%   8.511%      629      $163,429    82.62%    43.34%    42.10%   3.01%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
GEOGRAPHIC DISTRIBUTION       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Arizona                         270   $ 40,691,526     6.13%   8.277%      633      $150,709    82.30%    43.62%    43.00%   1.98%
California                     1103    265,058,820    39.95    8.224       637       240,307    81.15     43.96     38.11    5.92
Colorado                        106     15,433,976     2.33    8.686       615       145,604    85.14     41.31     54.32    4.38
Connecticut                      24      4,267,206     0.64    8.772       606       177,800    80.29     42.57     33.79    0.00
Florida                         509     84,324,702    12.71    8.627       628       165,667    83.05     42.27     43.58    1.95
Hawaii                           11      3,394,699     0.51    8.568       643       308,609    81.19     46.29     16.49    0.00
Illinois                        476     78,633,654    11.85    8.916       628       165,197    84.29     44.77     35.83    0.14
Indiana                          19      1,490,113     0.22    8.780       600        78,427    87.37     41.12     79.44    0.00
Kansas                            7        918,781     0.14    9.853       610       131,254    86.03     43.21     21.39    0.00
Kentucky                          5        461,277     0.07    8.412       602        92,255    88.86     41.16    100.00    0.00
Louisiana                        28      2,544,973     0.38    8.934       630        90,892    85.52     42.22     45.37    0.00
Maryland                         16      3,503,266     0.53    8.655       582       218,954    85.11     42.01     65.94    0.00
Michigan                        122     13,199,372     1.99    9.252       604       108,192    84.28     42.07     44.05    0.00
Minnesota                        65      9,078,692     1.37    8.256       638       139,672    83.70     43.63     57.60    6.05
Mississippi                      20      2,138,723     0.32    9.197       606       106,936    85.65     43.39     43.54    0.00
Missouri                         94     11,693,931     1.76    9.123       616       124,404    83.20     43.28     58.40    0.00
Nevada                           77     15,546,615     2.34    8.482       636       201,904    83.59     43.65     42.30    1.22
New Mexico                       27      2,854,357     0.43    9.225       598       105,717    84.19     38.04     49.22    0.00
New York                         10      2,647,351     0.40    8.711       607       264,735    84.13     44.99     31.23    0.00
North Carolina                    8        842,539     0.13    8.769       594       105,317    81.71     35.37     81.87    0.00
Ohio                             29      3,062,458     0.46    9.174       609       105,602    91.35     42.37     50.38    0.00
Oklahoma                         22      1,842,754     0.28    8.401       620        83,762    85.51     40.46     68.94    0.00
Oregon                           20      2,871,339     0.43    8.495       600       143,567    85.78     42.94     42.62    0.00
Rhode Island                      5        592,683     0.09    9.268       586       118,537    71.76     44.77     40.14    0.00
South Carolina                    2        350,195     0.05    9.460       570       175,097    86.78     43.15    100.00    0.00
Tennessee                        38      4,436,170     0.67    8.554       623       116,741    83.99     43.34     55.36    0.00
Texas                           843     76,783,183    11.57    8.671       615        91,083    83.41     41.73     50.42    0.43
Utah                             44      4,870,672     0.73    8.312       638       110,697    82.87     42.65     53.63    0.00
Virginia                          8      1,922,759     0.29    8.521       626       240,345    81.95     43.03      8.32    0.00
Washington                       29      5,453,041     0.82    8.960       591       188,036    83.81     43.99     46.00    0.00
Wisconsin                        23      2,612,212     0.39    9.101       610       113,574    83.76     42.74     33.88    0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        4,060   $663,522,040   100.00%   8.511%      629      $163,429    82.62%    43.34%    42.10%   3.01%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

No more than approximately 1.04% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less             44   $  6,000,188      0.90%     8.040%     604       $136,368   42.30%    40.38%    55.19%   4.33%
50.01% to 55.00%           18      3,025,450      0.46      8.400      584        168,081   53.05     38.80     64.94    0.00
55.01% to 60.00%           23      4,942,350      0.74      8.288      586        214,885   58.08     44.16     38.43    6.07
60.01% to 65.00%           41      8,439,449      1.27      8.302      595        205,840   63.55     41.76     42.98    0.00
65.01% to 70.00%           47      9,901,417      1.49      8.455      595        210,668   68.29     42.26     55.26    3.27
70.01% to 75.00%           99     17,784,022      2.68      8.674      587        179,637   74.13     40.64     46.13    1.43
75.01% to 80.00%        2,045    400,472,283     60.36      8.067      640        195,830   79.93     43.69     40.64    4.24
80.01% to 85.00%          223     45,345,787      6.83      8.798      580        203,344   84.70     43.53     51.94    0.69
85.01% to 90.00%          399     78,186,078     11.78      8.762      612        195,955   89.79     42.50     48.42    1.21
90.01% to 95.00%          241     43,612,727      6.57      9.321      632        180,966   94.83     43.38     31.61    1.38
95.01% to 100.00%         880     45,812,288      6.90     10.980      640         52,059   99.96     43.63     37.01    0.00
                        -----   ------------    ------     ------      ---       --------   -----     -----     -----    ----
TOTAL:                  4,060   $663,522,040    100.00%     8.511%     629       $163,429   82.62%    43.34%    42.10%   3.01%
                        =====   ============    ======     ======      ===       ========   =====     =====     =====    ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.64% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 6.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.85%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.91%.

COMBINED LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less             44   $  6,000,188      0.90%    8.040%      604      $136,368    42.30%    40.38%    55.19%   4.33%
50.01% to 55.00%           18      3,025,450      0.46     8.400       584       168,081    53.05     38.80     64.94    0.00
55.01% to 60.00%           23      4,942,350      0.74     8.288       586       214,885    58.08     44.16     38.43    6.07
60.01% to 65.00%           41      8,439,449      1.27     8.302       595       205,840    63.55     41.76     42.98    0.00
65.01% to 70.00%           47      9,901,417      1.49     8.455       595       210,668    68.29     42.26     55.26    3.27
70.01% to 75.00%           96     17,076,543      2.57     8.701       587       177,881    74.21     40.59     43.90    0.85
75.01% to 80.00%          282     49,708,519      7.49     8.495       604       176,271    79.54     42.76     45.79    0.89
80.01% to 85.00%          223     45,635,672      6.88     8.788       580       204,644    84.66     43.57     52.44    0.69
85.01% to 90.00%          402     78,815,300     11.88     8.751       612       196,058    89.68     42.51     48.91    1.34
90.01% to 95.00%          277     50,964,139      7.68     9.133       632       183,986    92.59     43.47     34.75    1.66
95.01% to 100.00%       2,607    389,013,014     58.63     8.358       645       149,219    82.34     43.79     39.24    4.19
                        -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                  4,060   $663,522,040    100.00%    8.511%      629      $163,429    82.62%    43.34%    42.10%   3.01%
                        =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 13.64% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 93.14%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 6.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.85%. Approximately 53.02% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.82%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------     --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.01% to 25.00%           80   $ 10,835,907      1.63%    8.383%      631      $135,449    81.83%    22.70%    71.01%   5.65%
25.01% to 30.00%          169     23,656,882      3.57     8.556       631       139,982    82.04     27.88     56.55    3.13
30.01% to 35.00%          323     46,389,749      6.99     8.346       629       143,622    82.24     32.79     56.68    4.09
35.01% to 40.00%          535     80,249,574     12.09     8.434       627       149,999    81.60     37.82     52.97    3.60
40.01% to 45.00%         1048    166,339,961     25.07     8.520       631       158,721    82.86     42.77     40.26    2.83
45.01% to 50.00%        1,798    316,802,262     47.75     8.559       630       176,197    83.12     47.90     33.20    2.88
50.01% to 55.00%          107     19,247,705      2.90     8.354       585       179,885    78.66     52.33     90.23    0.00
                        -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                  4,060   $663,522,040    100.00%    8.511%      629      $163,429    82.62%    43.34%    42.10%   3.01%
                        =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 20.10% to 54.96% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.34%.

LOAN PURPOSE

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------          --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                3,000   $454,496,513     68.50%    8.508%      639      $151,499    83.38%    43.67%    38.53%   3.40%
Refinance - Cashout     1,006    202,123,697     30.46     8.513       607       200,918    80.88     42.67     49.66    2.25
Refinance -
   Rate Term               54      6,901,830      1.04     8.627       604       127,812    83.28     41.33     56.01    0.00
                        -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                  4,060   $663,522,040    100.00%    8.511%      629      $163,429    82.62%    43.34%    42.10%   3.01%
                        =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

PROPERTY TYPE

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------         --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family           2,835   $463,648,532     69.88%    8.508%      628      $163,544    82.58%    43.35%    41.66%   2.91%
Planned Unit
   Development            645     94,166,442     14.19     8.482       623       145,994    83.15     43.24     45.17    2.18
Condominium               422     69,668,164     10.50     8.532       642       165,090    82.96     43.41     41.53    5.74
Two- to Four-Family       158     36,038,902      5.43     8.575       631       228,094    81.06     43.34     40.89    1.22
                        -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                  4,060   $663,522,040    100.00%    8.511%      629      $163,429    82.62%    43.34%    42.10%   3.01%
                        =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

DOCUMENTATION

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------         --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Stated Income           2,219   $379,801,758     57.24%    8.830%      635      $171,159    82.92%    44.22%     0.00%   0.00%
Full Documentation      1,818    279,370,742     42.10     8.082       620       153,669    82.23     42.22    100.00    7.15
Limited
   Documentation           23      4,349,540      0.66     8.159       620       189,110    81.01     38.07      0.00    0.00
                        -----   ------------    ------     -----       ---      --------    -----     -----    ------    ----
TOTAL:                  4,060   $663,522,040    100.00%    8.511%      629      $163,429    82.62%    43.34%    42.10%   3.01%
                        =====   ============    ======     =====       ===      ========    =====     =====    ======    ====

OCCUPANCY

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                 3,848   $628,883,151     94.78%    8.482%      629      $163,431    82.56%    43.50%    41.24%   3.16%
Investment                180     27,924,366      4.21     9.083       623       155,135    82.99     39.47     65.05    0.00
Second Home                32      6,714,524      1.01     8.828       640       209,829    86.24     44.01     28.02    2.04
                        -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL                   4,060   $663,522,040    100.00%    8.511%      629      $163,429    82.62%    43.34%    42.10%   3.01%
                        =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------    --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                           2   $    522,500      0.08%    9.154%      608      $261,250     95.00%   49.07%     0.00%   0.00%
1                       2,208    365,562,571     55.09     8.488       627       165,563     82.75    43.27     41.51    2.65
2                        1608    258,043,703     38.89     8.534       630       160,475     82.40    43.52     43.00    3.74
3                         209     34,168,859      5.15     8.590       636       163,487     83.08    42.76     43.05    1.84
4                          11      1,862,178      0.28     8.263       638       169,289     72.43    48.83     33.49    0.00
5                           5        842,810      0.13     8.164       545       168,562     74.33    38.12     49.66    0.00
6                           2        241,175      0.04     8.358       741       120,588     73.09    32.40      0.00    0.00
7                           9      1,332,677      0.20     8.554       591       148,075     90.85    41.12     56.81    0.00
8                           6        945,567      0.14     8.507       602       157,595     85.26    38.31     13.53    0.00
                        -----   ------------    ------     -----       ---      --------     -----    -----     -----    ----
TOTAL:                  4,060   $663,522,040    100.00%    8.511%      629      $163,429     82.62%   43.34%    42.10%   3.01%
                        =====   ============    ======     =====       ===      ========     =====    =====     =====    ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER     AGGREGATE   PERCENT             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                  LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                            844   $133,202,225    20.08%   8.985%      625      $157,823    84.01%    43.84%    41.47%   0.49%
12 Months                       132     29,883,764     4.50    8.563       643       226,392    83.08     43.31     44.14    6.55
24 Months                     2,807    464,846,570    70.06    8.388       629       165,603    82.40     43.28     40.43    3.68
36 Months                       277     35,589,480     5.36    8.295       629       128,482    79.93     42.26     64.67    0.76
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        4,060   $663,522,040   100.00%   8.511%      629      $163,429    82.62%    43.34%    42.10%   3.01%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                             NUMBER     AGGREGATE   PERCENT             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
500                               3   $    734,893     0.11%   8.892%      500      $244,964    74.89%    39.00%    78.61%    0.00%
501 to 525                      104     18,867,925     2.84    9.428       513       181,422    77.73     44.03     63.88     0.00
526 to 550                      143     26,306,219     3.96    9.271       539       183,960    79.06     43.11     52.49     0.00
551 to 575                      205     38,676,682     5.83    8.933       563       188,667    82.58     43.12     55.77     0.00
576 to 600                      626     93,160,178    14.04    8.593       590       148,818    82.67     42.86     61.88     0.00
601 to 625                    1,127    164,789,604    24.84    8.753       613       146,220    83.71     44.00     34.44     0.00
626 to 650                      757    122,688,497    18.49    8.445       637       162,072    82.70     43.57     34.86     3.50
651 to 675                      479     84,816,162    12.78    8.180       662       177,069    82.77     43.18     37.75     6.86
676 to 700                      269     48,727,462     7.34    7.996       687       181,143    82.80     43.21     36.59     8.74
701 to 725                      173     32,159,368     4.85    7.805       711       185,892    82.10     41.70     46.06    11.26
726 to 750                      103     19,282,737     2.91    7.953       737       187,211    83.00     43.12     30.18     6.51
751 to 775                       39      8,000,235     1.21    7.972       763       205,134    80.93     43.60     33.80     9.22
776 to 800                       29      4,911,360     0.74    7.994       787       169,357    81.98     41.09     15.65     0.00
801 to 825                        3        400,717     0.06    8.390       802       133,572    88.89     40.86     57.35     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        4,060   $663,522,040   100.00%   8.511%      629      $163,429    82.62%    43.34%    42.10%    3.01%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 804 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 629.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

CREDIT GRADE

                             NUMBER     AGGREGATE   PERCENT             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
CREDIT                      MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GRADE                         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------                      --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
A1                            3,625   $583,886,597    88.00%    8.474%     634      $161,072    83.21%    43.44%    40.71%   3.22%
A2                              282     49,639,899     7.48     8.661      599       176,028    80.52     43.03     50.83    2.38
B1                               92     18,399,773     2.77     8.749      577       199,998    76.07     41.72     50.83    0.00
B2                               31      5,725,337     0.86     9.254      564       184,688    74.24     43.53     51.13    0.00
C1                               27      5,420,716     0.82     9.337      560       200,767    71.39     40.54     70.62    0.00
C2                                3        449,719     0.07    10.858      579       149,906    59.17     42.64     77.15    0.00
                              -----   ------------   ------    ------      ---      --------    -----     -----     -----    ----
TOTAL:                        4,060   $663,522,040   100.00%    8.511%     629      $163,429    82.62%    43.34%    42.10%   3.01%
                              =====   ============   ======    ======      ===      ========    =====     =====     =====    ====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE   PERCENT             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.501% to 3.000%                  1   $     64,783     0.01%    8.390%     562      $ 64,783    90.00%    31.39%   100.00%   0.00%
3.501% to 4.000%                 15      3,057,367     0.52     9.697      607       203,824    88.71     43.30     19.42    0.00
4.001% to 4.500%                  1        107,756     0.02    10.325      506       107,756    70.00     34.85      0.00    0.00
4.501% to 5.000%                 41      6,979,712     1.19     9.071      600       170,237    85.44     43.85     29.01    0.00
5.001% to 5.500%                 69     12,624,113     2.15     9.228      615       182,958    84.91     45.31     25.04    0.86
5.501% to 6.000%              2,525    504,110,906    85.77     8.260      633       199,648    82.04     43.49     40.44    3.76
6.001% to 6.500%                187     38,283,133     6.51     8.484      601       204,723    79.64     43.37     49.08    2.41
6.501% to 7.000%                 85     17,370,439     2.96     8.923      568       204,358    73.65     42.34     43.82    0.00
7.001% to 7.500%                 26      5,160,898     0.88     9.389      563       198,496    72.46     41.29     76.34    0.00
                              -----   ------------   ------    ------      ---      --------    -----     -----    ------    ----
TOTAL:                        2,950   $587,759,108   100.00%    8.343%     628      $199,240    81.69%    43.47%    40.84%   3.40%
                              =====   ============   ======    ======      ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 7.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.008% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP I COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE   PERCENT             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------            --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%               33   $  8,598,472     1.46%    6.388%     667      $260,560    76.75%    41.40%    91.81%   18.54%
12.501% to 13.000%              153     37,396,753     6.36     6.839      666       244,423    79.96     42.81     87.72    16.80
13.001% to 13.500%              308     70,255,748    11.95     7.315      649       228,103    79.65     42.86     64.75     8.85
13.501% to 14.000%              543    123,163,628    20.95     7.795      643       226,821    80.17     43.68     45.70     2.60
14.001% to 14.500%              542    108,391,250    18.44     8.291      629       199,984    80.93     43.69     35.36     2.11
14.501% to 15.000%              622    116,347,073    19.80     8.782      617       187,053    82.62     43.72     28.92     0.34
15.001% to 15.500%              315     55,685,449     9.47     9.264      603       176,779    84.14     43.53     24.45     0.00
15.501% to 16.000%              246     41,967,235     7.14     9.780      593       170,599    85.80     43.70     19.20     0.00
16.001% to 16.500%              105     16,181,538     2.75    10.248      581       154,110    86.05     43.54     20.07     0.00
16.501% to 17.000%               57      7,108,838     1.21    10.705      584       124,716    86.65     42.82      8.47     0.00
17.001% to 17.500%               19      2,116,060     0.36    11.220      542       111,372    82.12     42.66      2.64     0.00
17.501% to 18.000%                7        547,063     0.09    11.769      538        78,152    74.88     39.01      0.00     0.00
                              -----   ------------   ------    ------      ---      --------    -----     -----     -----    -----
TOTAL:                        2,950   $587,759,108   100.00%    8.343%     628      $199,240    81.69%    43.47%    40.84%    3.40%
                              =====   ============   ======    ======      ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.090% per annum to 18.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.342% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE   PERCENT             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                   MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
September 2006                    3   $    637,566     0.11%   8.673%      635      $212,522    82.07%    44.90%    81.15%   0.00%
October 2006                      6      1,256,204     0.21    8.632       572       209,367    81.45     39.20     50.84    0.00
September 2007                    4        817,671     0.14    8.462       599       204,418    83.66     37.97      0.00    0.00
October 2007                      8      1,188,168     0.20    8.559       589       148,521    89.74     42.21     51.56    0.00
November 2007                     2        241,175     0.04    8.358       741       120,588    73.09     32.40      0.00    0.00
December 2007                     5        842,810     0.14    8.164       545       168,562    74.33     38.12     49.66    0.00
January 2008                     10      1,846,508     0.31    8.250       638       184,651    72.20     48.90     33.77    0.00
February 2008                   145     28,733,347     4.89    8.398       636       198,161    82.18     42.67     40.41    2.19
March 2008                    1,158    225,628,560    38.39    8.371       630       194,843    81.35     43.57     41.18    4.16
April 2008                    1,576    319,535,654    54.37    8.316       626       202,751    81.90     43.45     40.51    3.04
May 2008                          2        522,500     0.09    9.154       608       261,250    95.00     49.07      0.00    0.00
February 2009                     2        683,391     0.12    7.927       661       341,695    80.00     49.49      0.00    0.00
March 2009                       18      4,123,702     0.70    8.161       618       229,095    83.63     44.64     52.40    6.55
April 2009                       11      1,701,852     0.29    8.660       613       154,714    79.29     44.59     64.38    0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        2,950   $587,759,108   100.00%   8.343%      628      $199,240    81.69%    43.47%    40.84%   3.40%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $327,722,217
Aggregate Original Principal Balance      $327,871,167
Number of Mortgage Loans                         1,843

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $12,500   $855,000     $177,901
Outstanding Principal Balance   $12,479   $854,533     $177,820

                               MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                               -------   -------   --------------------
Original Term (mos)               180       360              320
Stated remaining Term (mos)       176       359              318
Loan Age (mos)                      1        13                2
Current Interest Rate           6.240%   12.490%           8.770%
Initial Interest Rate Cap(4)    1.000%    1.500%           1.001%
Periodic Rate Cap(4)            1.000%    1.500%           1.001%
Gross Margin(4)                 4.000%    7.250%           6.039%
Maximum Mortgage Rate(4)       12.240%   17.520%          14.101%
Minimum Mortgage Rate(4)        6.240%   11.520%           8.099%
Months to Roll(4)                   3        35               23
Original Loan-to-Value           7.69%   100.00%           85.66%
Combined Loan-to-Value           7.69%   100.00%           94.47%
Credit Score (3)                  501       811              644

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   01/01/2021   04/01/2036

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                 77.54%
2nd Lien                 22.46%

OCCUPANCY     PERCENT OF MORTGAGE POOL
---------     ------------------------
Primary                96.76%
Second Home             0.63%
Investment              2.60%

LOAN TYPE    PERCENT OF MORTGAGE POOL
---------    ------------------------
Fixed Rate            25.72%
ARM                   74.28%

AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
-----------------   ------------------------
Fully Amortizing             11.96%
Interest Only                30.33%
15/30 Balloon                22.30%
30/40 Balloon                35.41%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2005                            0.67%
2006                           99.33%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                         68.90%
Refinance - Rate/Term             0.52%
Refinance - Cashout              30.58%

PROPERTY TYPE              PERCENT OF MORTGAGE POOL
-------------              ------------------------
Single Family                       77.11%
Planned Unit Development            12.80%
Condominium                          7.18%
Two- to Four-Family                  2.92%

----------
(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

MORTGAGE RATES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES                LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
--------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
6.001% to 6.500%                 10   $  4,679,097     1.43%    6.432%     682      $467,910     80.00%   41.87%    87.36%   32.11%
6.501% to 7.000%                 58     23,926,628     7.30     6.860      662       412,528     79.41    40.28     78.76    43.39
7.001% to 7.500%                106     37,235,866    11.36     7.333      646       351,282     78.94    41.38     66.17    44.05
7.501% to 8.000%                192     72,373,490    22.08     7.800      655       376,945     81.10    43.07     41.02    40.20
8.001% to 8.500%                125     42,848,316    13.07     8.293      641       342,787     81.17    42.47     25.50    38.36
8.501% to 9.000%                137     43,691,148    13.33     8.752      623       318,913     83.68    43.00     27.94    39.95
9.001% to 9.500%                 67     16,378,263     5.00     9.271      617       244,452     87.09    42.40     23.87    31.14
9.501% to 10.000%               227     16,699,774     5.10     9.761      631        73,567     91.75    42.27     37.24     9.90
10.001% to 10.500%               71      7,952,074     2.43    10.254      662       112,001     95.82    41.30     34.40    12.99
10.501% to 11.000%              215     18,963,451     5.79    10.826      675        88,202     97.49    44.80     21.31     1.76
11.001% to 11.500%              202     15,681,015     4.78    11.330      646        77,629     99.78    44.07     41.39     0.00
11.501% to 12.000%              409     25,664,617     7.83    11.895      620        62,750     99.68    43.99     27.87     0.00
12.001% to 12.500%               24      1,628,477     0.50    12.287      616        67,853    100.00    45.87     30.60     0.00
                              -----   ------------   ------    ------      ---      --------    ------    -----     -----    -----
TOTAL:                        1,843   $327,722,217   100.00%    8.770%     644      $177,820     85.66%   42.68%    40.11%   30.33%
                              =====   ============   ======    ======      ===      ========    ======    =====     =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.240% per annum to 12.490% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.770% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                    1,103   $ 73,623,471    22.47%   11.158%     651      $ 66,748     99.83%   44.13%    36.84%    0.00%
181 to 192                        1         24,733     0.01     8.490      589        24,733    100.00    47.16    100.00     0.00
337 to 348                        1         52,376     0.02     8.620      690        52,376     80.00    15.82      0.00     0.00
349 to 360                      738    254,021,637    77.51     8.078      641       344,203     81.55    42.27     41.05    39.13
                              -----   ------------   ------    ------      ---      --------    ------    -----    ------    -----
TOTAL:                        1,843   $327,722,217   100.00%    8.770%     644      $177,820     85.66%   42.68%    40.11%   30.33%
                              =====   ============   ======    ======      ===      ========    ======    =====    ======    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 318 months.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                 455   $ 15,090,305     4.60%   11.042%     633      $ 33,166     98.79%   42.44%    40.55%    0.00%
$50,001 to $100,000             525     39,918,078    12.18    10.961      647        76,034     97.89    42.81     36.62     0.65
$100,001 to $150,000            254     30,557,239     9.32    10.357      649       120,304     94.47    41.99     42.32    11.72
$150,001 to $200,000             59     10,203,891     3.11     8.717      630       172,947     81.00    42.96     35.59    61.81
$200,001 to $250,000             43      9,670,892     2.95     8.598      637       224,904     81.51    39.11     28.06    69.96
$250,001 to $300,000             68     18,910,390     5.77     8.092      646       278,094     80.39    44.10     25.05    92.92
$300,001 to $350,000             68     21,933,110     6.69     8.013      638       322,546     79.96    41.45     31.09    82.00
$350,001 to $400,000             38     14,465,495     4.41     8.126      638       380,671     82.58    38.36     36.30    73.42
$400,001 to $450,000             86     37,185,089    11.35     8.182      628       432,385     83.01    43.28     40.47    24.05
$450,001 to $500,000            121     57,399,763    17.51     8.021      642       474,378     82.26    43.67     39.14    18.18
$500,001 to $550,000             67     35,213,800    10.75     7.852      652       525,579     81.13    44.62     44.95    20.86
$550,001 to $600,000             28     15,960,395     4.87     7.951      656       570,014     82.21    43.35     42.82    21.50
$600,001 to $650,000             13      8,159,868     2.49     7.608      678       627,682     80.38    42.42     53.59    30.53
$650,001 to $700,000              6      4,036,094     1.23     7.756      662       672,682     85.52    43.66    100.00    33.70
$700,001 to $750,000              8      5,858,785     1.79     7.866      644       732,348     75.67    35.71     62.30    12.80
$750,001 to $800,000              3      2,304,489     0.70     8.650      678       768,163     85.29    39.87     66.15    67.04
$850,001 to $900,000              1        854,533     0.26     9.000      685       854,533    100.00    45.56    100.00     0.00
                              -----   ------------   ------    ------      ---      --------    ------    -----    ------    -----
TOTAL:                        1,843   $327,722,217   100.00%    8.770%     644      $177,820     85.66%   42.68%    40.11%   30.33%
                              =====   ============   ======    ======      ===      ========    ======    =====    ======    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,479 to approximately $854,533 and the average outstanding principal balance of the Mortgage Loans was approximately $177,820.

PRODUCT TYPES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans              13   $    578,088     0.18%    9.989%     629      $ 44,468    96.71%    45.94%    36.93%    0.00%
30 Year Fixed Loans              29      6,884,317     2.10     7.395      642       237,390    78.05     38.21     82.69    16.15
Six Month LIBOR Loans             1        478,977     0.15     7.750      735       478,977    80.00     12.87      0.00     0.00
2/28 LIBOR Loans                437    128,223,919    39.13     8.131      647       293,419    81.05     42.57     35.52    75.82
2/28 LIBOR Loans
   (40 due in 30)               253    111,855,281    34.13     8.067      635       442,116    82.31     42.48     43.13     0.00
3/27 LIBOR Loans                  7      2,430,265     0.74     7.948      669       347,181    82.87     36.93    100.00    43.63
3/27 LIBOR Loans
   (40 due in 30)                 2        437,371     0.13     8.459      633       218,686    85.43     17.63     54.29     0.00
15/30 Balloon Loans           1,091     73,070,115    22.30    11.167      652        66,975    99.85     44.11     36.86     0.00
30/40 Balloon Loans              10      3,763,883     1.15     7.962      610       376,388    81.27     43.37     56.55     0.00
                              -----   ------------   ------    ------      ---      --------    -----     -----    ------    -----
TOTAL:                        1,843   $327,722,217   100.00%    8.770%     644      $177,820    85.66%    42.68%    40.11%   30.33%
                              =====   ============   ======    ======      ===      ========    =====     =====    ======    =====

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

AMORTIZATION TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE             LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                171   $ 39,203,790    11.96%   8.331%      635      $229,262    81.64%    37.70%    43.07%    0.00%
Balloon                       1,356    189,126,650    57.71    9.263       641       139,474    89.07     43.07     41.00     0.00
24 Month Interest-Only           32     10,747,780     3.28    8.012       650       335,868    80.43     44.14     47.14   100.00
36 Month Interest-Only            1        420,000     0.13    8.465       677       420,000    80.00     43.96    100.00   100.00
60 Month Interest-Only          283     88,223,996    26.92    8.002       653       311,746    80.79     43.89     35.72   100.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------   ------
TOTAL:                        1,843   $327,722,217   100.00%   8.770%      644      $177,820    85.66%    42.68%    40.11%   30.33%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======   ======

ADJUSTMENT TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                             700   $243,425,813    74.28%    8.099%     642      $347,751    81.65%    42.36%    39.63%   40.37%
Fixed Rate                    1,143     84,296,404    25.72    10.708      649        73,750    97.22     43.61     41.49     1.32
                              -----   ------------   ------    ------      ---      --------    -----     -----     -----    -----
TOTAL:                        1,843   $327,722,217   100.00%    8.770%     644      $177,820    85.66%    42.68%    40.11%   30.33%
                              =====   ============   ======    ======      ===      ========    =====     =====     =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                  LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------                --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Arizona                          91   $  8,276,522     2.53%    9.466%     644      $ 90,951     85.40%   41.30%    24.91%   36.82%
California                      951    232,460,933    70.93     8.607      645       244,438     85.20    43.67     39.79    33.06
Colorado                         25      3,029,876     0.92     9.564      639       121,195     88.12    44.60     22.25    33.00
Florida                         179     26,771,876     8.17     9.144      648       149,564     86.26    41.24     43.63    32.08
Hawaii                           10      2,026,045     0.62     9.556      617       202,605     72.40    37.55     31.09    15.79
Illinois                        134     12,668,067     3.87     9.817      644        94,538     90.15    43.68     34.25    20.16
Indiana                           4        126,190     0.04    10.363      611        31,548     95.37    46.05     84.95     0.00
Kansas                            5        579,506     0.18     9.721      626       115,901     86.76    17.23      0.00     0.00
Louisiana                         7        306,882     0.09     9.412      626        43,840     87.43    40.19     41.83    34.67
Maryland                          8      2,406,595     0.73     8.728      623       300,824     81.90    43.39     24.69    24.14
Michigan                         46      4,398,526     1.34     9.130      628        95,620     83.14    37.45     51.62     8.26
Minnesota                        23      2,515,739     0.77     9.078      639       109,380     86.56    37.16     38.66    59.67
Mississippi                       6        352,542     0.11     9.975      599        58,757     93.85    36.87     47.06     0.00
Missouri                         30      2,561,993     0.78     9.780      650        85,400     88.92    39.58     26.96     4.49
Nevada                           22      3,171,507     0.97     9.267      639       144,159     88.76    43.93     38.37     0.00
New Mexico                        2         49,782     0.02    11.990      615        24,891    100.00    38.32      0.00     0.00
New York                          6      2,049,634     0.63     9.026      669       341,606     88.99    38.26     38.69    15.99
Ohio                              5        432,909     0.13     8.773      625        86,582     88.34    39.41     49.75     0.00
Oklahoma                         12        462,076     0.14     9.195      635        38,506     88.27    35.23     75.98     0.00
Oregon                            2        772,568     0.24     8.231      769       386,284     81.37    22.01      6.86     0.00
Rhode Island                      1         44,910     0.01    11.990      621        44,910    100.00    46.90      0.00     0.00
South Carolina                    1         28,091     0.01     9.700      609        28,091    100.00    43.52    100.00     0.00
Tennessee                        10      1,160,389     0.35     8.443      619       116,039     87.98    41.97     37.80     7.78
Texas                           221     16,642,619     5.08     8.462      631        75,306     86.86    37.04     54.38    18.63
Utah                             21      1,336,579     0.41     9.247      651        63,647     91.37    40.63     63.47    33.56
Virginia                          7      1,913,026     0.58     8.767      597       273,289     87.96    42.72     61.20     0.00
Washington                        8        727,089     0.22     9.718      605        90,886     94.16    36.21     43.09    32.80
Wisconsin                         6        449,744     0.14    10.402      617        74,957     89.68    45.67     30.90    33.00
                              -----   ------------   ------    ------      ---      --------    ------    -----    ------    -----
TOTAL:                        1,843   $327,722,217   100.00%    8.770%     644      $177,820     85.66%   42.68%    40.11%   30.33%
                              =====   ============   ======    ======      ===      ========    ======    =====    ======    =====

No more than approximately 1.54% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   11   $  1,973,629     0.60%    8.064%     594      $179,421    41.98%    35.21%    40.09%   28.15%
50.01% to 55.00%                  3      1,220,950     0.37     8.115      629       406,983    51.84     33.80     38.61     0.00
55.01% to 60.00%                  4        960,328     0.29     7.487      641       240,082    57.71     48.75     16.66    32.91
60.01% to 65.00%                  8      2,221,677     0.68     8.099      587       277,710    63.25     43.28     59.51    33.76
65.01% to 70.00%                 11      3,129,079     0.95     8.698      595       284,462    68.24     39.14     32.77    17.10
70.01% to 75.00%                 21      6,634,472     2.02     8.672      578       315,927    73.83     42.20     38.98    21.04
75.01% to 80.00%                487    171,687,975    52.39     7.850      653       352,542    79.88     43.00     38.91    47.34
80.01% to 85.00%                 49     17,547,365     5.35     8.256      598       358,109    84.45     39.59     62.59    21.52
85.01% to 90.00%                 94     31,603,701     9.64     8.506      624       336,210    89.78     41.24     40.87    22.31
90.01% to 95.00%                 70     15,621,058     4.77     9.241      642       223,158    94.89     40.87     38.00    22.44
95.01% to 100.00%             1,085     75,121,983    22.92    11.085      652        69,237    99.97     44.11     37.85     0.31
                              -----   ------------   ------    ------      ---      --------    -----     -----     -----    -----
TOTAL:                        1,843   $327,722,217   100.00%    8.770%     644      $177,820    85.66%    42.68%    40.11%   30.33%
                              =====   ============   ======    ======      ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 7.69% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 22.46% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.86%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.91%.

COMBINED LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE   PERCENT             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL     OF      WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   11   $  1,973,629     0.60%   8.064%      594      $179,421    41.98%    35.21%    40.09%   28.15%
50.01% to 55.00%                  3      1,220,950     0.37    8.115       629       406,983    51.84     33.80     38.61     0.00
55.01% to 60.00%                  4        960,328     0.29    7.487       641       240,082    57.71     48.75     16.66    32.91
60.01% to 65.00%                  8      2,221,677     0.68    8.099       587       277,710    63.25     43.28     59.51    33.76
65.01% to 70.00%                 11      3,129,079     0.95    8.698       595       284,462    68.24     39.14     32.77    17.10
70.01% to 75.00%                 21      6,634,472     2.02    8.672       578       315,927    73.83     42.20     38.98    21.04
75.01% to 80.00%                 77     25,936,572     7.91    8.300       626       336,839    79.40     39.65     36.82    22.45
80.01% to 85.00%                 48     17,496,424     5.34    8.249       598       364,509    84.45     39.65     62.78    21.58
85.01% to 90.00%                 95     31,654,641     9.66    8.510       624       333,207    89.77     41.20     40.80    22.28
90.01% to 95.00%                 81     20,746,318     6.33    8.792       644       256,127    91.12     41.63     42.06    21.96
95.01% to 100.00%             1,484    215,748,126    65.83    8.932       656       145,383    86.94     43.77     38.43    34.59
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        1,843   $327,722,217   100.00%   8.770%      644      $177,820    85.66%    42.68%    40.11%   30.33%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 7.69% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 94.47%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 22.46% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.86%. Approximately 44.51% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.77%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS                 LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   93   $ 16,991,003     5.18%   8.365%      630      $182,699    82.94%    14.01%    77.69%   11.73%
20.01% to 25.00%                 27      4,727,160     1.44    8.274       644       175,080    84.01     22.51     72.48    29.10
25.01% to 30.00%                 49      7,549,385     2.30    8.507       636       154,069    86.47     28.07     73.53    32.75
30.01% to 35.00%                 80     11,993,554     3.66    8.517       643       149,919    83.68     33.22     49.16    15.58
35.01% to 40.00%                210     35,247,969    10.76    8.638       651       167,847    85.15     38.02     40.16    32.65
40.01% to 45.00%                435     74,953,525    22.87    8.816       645       172,307    86.17     42.84     41.77    29.75
45.01% to 50.00%                924    169,450,655    51.71    8.879       643       183,388    85.95     47.98     31.98    32.97
50.01% to 55.00%                 25      6,808,966     2.08    8.339       641       272,359    85.85     51.73     54.33    29.53
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        1,843   $327,722,217   100.00%   8.770%      644      $177,820    85.66%    42.68%    40.11%   30.33%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 1.12% to 54.99% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.68%.

LOAN PURPOSE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                  LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------                --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                      1,480   $225,816,100    68.90%   8.901%      654      $152,578    86.79%    43.33%    37.51%   33.70%
Refinance - Cashout             344    100,204,354    30.58    8.477       621       291,292    83.07     41.26     45.35    23.06
Refinance - Rate Term            19      1,701,763     0.52    8.653       607        89,566    87.31     40.42     76.12    10.52
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        1,843   $327,722,217   100.00%   8.770%      644      $177,820    85.66%    42.68%    40.11%   30.33%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

PROPERTY TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE                 LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 1,344   $252,703,955    77.11%   8.705%      643      $188,024    85.29%    42.87%    40.32%   30.60%
Planned Unit Development        268     41,935,046    12.80    8.753       644       156,474    86.47     41.13     42.76    23.14
Condominium                     170     23,526,667     7.18    9.284       650       138,392    88.69     43.33     36.58    36.83
Two- to Four-Family              61      9,556,549     2.92    9.314       649       156,665    84.39     43.03     31.54    38.59
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        1,843   $327,722,217   100.00%   8.770%      644      $177,820    85.66%    42.68%    40.11%   30.33%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

DOCUMENTATION

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION                 LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Stated Income                 1,089   $192,369,916    58.70%   9.061%      655      $176,648    85.82%    44.58%     0.00%   31.58%
Full Documentation              733    131,435,361    40.11    8.345       627       179,312    85.47     40.12    100.00    28.15
Limited Documentation            21      3,916,940     1.20    8.769       624       186,521    84.05     35.67      0.00    41.74
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        1,843   $327,722,217   100.00%   8.770%      644      $177,820    85.66%    42.68%    40.11%   30.33%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

OCCUPANCY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                     LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
---------                   --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                       1,794   $317,112,242    96.76%   8.775%      643      $176,763    85.80%    43.17%    39.45%   30.36%
Investment                       42      8,535,243     2.60    8.721       661       203,220    81.09     26.73     65.90    35.12
Second Home                       7      2,074,732     0.63    8.238       722       296,390    83.46     34.81     33.51     5.64
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL                         1,843   $327,722,217   100.00%   8.770%      644      $177,820    85.66%    42.68%    40.11%   30.33%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                      LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
1                               994   $169,275,817    51.65%   8.835%      644      $170,298    86.47%    43.44%     39.20%  24.54%
2                               754    141,256,200    43.10    8.685       643       187,342    84.86     42.04      41.68   34.96
3                                87     14,890,933     4.54    8.903       644       171,160    84.16     41.18      38.28   48.84
4                                 3        867,331     0.26    8.184       658       289,110    82.20     47.06       0.00   89.01
5                                 1        454,603     0.14    8.515       515       454,603    80.00     40.87       0.00    0.00
6                                 1        420,535     0.13    8.490       621       420,535    90.00     42.50       0.00    0.00
7                                 1        415,800     0.13    8.640       618       415,800    90.00     11.45     100.00  100.00
8                                 1         88,620     0.03    8.100       594        88,620    90.00     14.76     100.00    0.00
13                                1         52,376     0.02    8.620       690        52,376    80.00     15.82       0.00    0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----     ------  ------
TOTAL:                        1,843   $327,722,217   100.00%   8.770%      644      $177,820    85.66%    42.68%     40.11%  30.33%
                              =====   ============   ======    =====       ===      ========    =====     =====     ======  ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                  LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                            295   $ 50,024,246    15.26%   9.219%      648      $169,574    85.87%    40.43%    38.80%   21.84%
12 Months                        86     19,987,054     6.10    8.912       653       232,408    86.04     42.64     33.99    26.19
24 Months                     1,375    243,879,250    74.42    8.710       642       177,367    85.74     43.35     38.98    33.37
36 Months                        87     13,831,667     4.22    8.004       641       158,985    82.87     39.13     73.54    13.30
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        1,843   $327,722,217   100.00%   8.770%      644      $177,820    85.66%    42.68%    40.11%   30.33%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES                 LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
501 to 525                       22   $  4,207,779     1.28%   9.640%      514      $191,263    77.24%    40.70%    37.72%    0.00%
526 to 550                       18      5,892,540     1.80    9.188       542       327,363    78.85     39.77     51.64     0.00
551 to 575                       43     13,240,499     4.04    8.698       561       307,919    80.91     40.10     52.34    13.89
576 to 600                      236     41,431,877    12.64    8.679       590       175,559    84.07     42.22     70.24    27.64
601 to 625                      470     70,246,289    21.43    8.958       613       149,460    86.97     42.48     45.95    34.69
626 to 650                      379     58,795,963    17.94    9.013       638       155,134    86.83     42.43     40.24    28.45
651 to 675                      256     44,516,536    13.58    8.778       661       173,893    87.17     44.79     25.11    26.94
676 to 700                      183     40,081,936    12.23    8.553       686       219,027    85.92     44.24     32.70    37.42
701 to 725                      103     19,118,800     5.83    8.312       712       185,619    85.01     40.67     24.28    28.20
726 to 750                       78     17,358,835     5.30    8.248       736       222,549    84.88     43.05     25.65    47.45
751 to 775                       39      9,128,194     2.79    8.615       761       234,056    84.94     42.77      5.75    38.01
776 to 800                       13      2,681,483     0.82    8.397       782       206,268    84.44     33.78     34.63    18.06
801 to 825                        3      1,021,486     0.31    8.526       807       340,495    86.80     49.77      0.00    42.68
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        1,843   $327,722,217   100.00%   8.770%      644      $177,820    85.66%    42.68%    40.11%   30.33%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 644.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

CREDIT GRADE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
CREDIT                      MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GRADE                         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------                      --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
A1                            1,707   $295,472,288    90.16%    8.771%     648      $173,094    86.04%    42.72%    39.43%   30.86%
A2                              108     23,497,596     7.17     8.762      613       217,570    84.27     42.83     41.64    31.88
B1                               13      4,470,416     1.36     8.290      608       343,878    80.23     40.96     62.48    16.33
B2                                6      2,234,501     0.68     8.805      594       372,417    80.04     43.12     42.83     0.00
C1                                8      1,850,491     0.56     9.636      531       231,311    67.16     38.53     75.29     0.00
C2                                1        196,925     0.06    10.670      537       196,925    37.52     39.52      0.00     0.00
                              -----   ------------   ------    ------      ---      --------    -----     -----     -----    -----
TOTAL:                        1,843   $327,722,217   100.00%    8.770%     644      $177,820    85.66%    42.68%    40.11%   30.33%
                              =====   ============   ======    ======      ===      ========    =====     =====     =====    =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
3.501% to 4.000%                 2    $    220,276     0.09%   8.149%      552      $110,138    86.49%    38.55%    70.21%    0.00%
4.501% to 5.000%                 3         490,444     0.20    9.392       608       163,481    88.58     25.47     45.25    40.62
5.001% to 5.500%                 3         524,170     0.22    9.754       627       174,723    83.67     45.86      0.00   100.00
5.501% to 6.000%               622     217,952,203    89.54    8.053       647       350,405    81.86     42.40     38.74    41.81
6.001% to 6.500%                43      15,279,968     6.28    8.318       605       355,348    81.29     42.36     40.37    37.30
6.501% to 7.000%                19       6,802,349     2.79    8.522       599       358,018    79.78     42.36     55.13    10.73
7.001% to 7.500%                 8       2,156,403     0.89    9.218       534       269,550    66.30     42.57     80.48     0.00
                               ---    ------------   ------    -----       ---      --------    -----     -----     -----   ------
TOTAL:                         700    $243,425,813   100.00%   8.099%      642      $347,751    81.65%    42.36%    39.63%   40.37%
                               ===    ============   ======    =====       ===      ========    =====     =====     =====   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 7.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.039% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2
(MERRILL LYNCH LOGO)     GROUP II COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------            --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%              10    $  4,679,097     1.92%    6.432%     682      $467,910    80.00%    41.87%    87.36%   32.11%
12.501% to 13.000%              48      19,852,524     8.16     6.833      665       413,594    79.83     40.74     76.67    50.33
13.001% to 13.500%              95      35,033,585    14.39     7.336      646       368,775    79.01     41.83     65.44    45.71
13.501% to 14.000%             188      70,915,903    29.13     7.805      656       377,212    81.14     43.03     39.80    41.02
14.001% to 14.500%             117      41,286,916    16.96     8.291      641       352,880    81.10     42.37     26.07    39.00
14.501% to 15.000%             130      42,060,099    17.28     8.756      624       323,539    83.53     43.25     25.43    40.51
15.001% to 15.500%              50      14,897,184     6.12     9.255      609       297,944    86.15     42.54     17.43    34.24
15.501% to 16.000%              31       8,947,986     3.68     9.733      615       288,645    84.81     40.65     17.25    23.12
16.001% to 16.500%              17       3,608,224     1.48    10.188      621       212,248    91.00     38.37      8.69    28.63
16.501% to 17.000%              12       1,957,031     0.80    10.688      545       163,086    76.21     42.32      4.47    17.04
17.001% to 17.500%               1          53,108     0.02    11.415      509        53,108    85.00     27.16      0.00     0.00
17.501% to 18.000%               1         134,157     0.06    11.520      504       134,157    68.12     19.47      0.00     0.00
                               ---    ------------   ------    ------      ---      --------    -----     -----     -----    -----
TOTAL:                         700    $243,425,813   100.00%    8.099%     642      $347,751    81.65%    42.36%    39.63%   40.37%
                               ===    ============   ======    ======      ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.240% per annum to 17.520% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.101% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                   MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
August 2006                      1    $    478,977     0.20%   7.750%      735      $478,977    80.00%    12.87%     0.00%    0.00%
April 2007                       1          52,376     0.02    8.620       690        52,376    80.00     15.82      0.00     0.00
September 2007                   1          88,620     0.04    8.100       594        88,620    90.00     14.76    100.00     0.00
October 2007                     1         415,800     0.17    8.640       618       415,800    90.00     11.45    100.00   100.00
November 2007                    1         420,535     0.17    8.490       621       420,535    90.00     42.50      0.00     0.00
December 2007                    1         454,603     0.19    8.515       515       454,603    80.00     40.87      0.00     0.00
January 2008                     2         772,000     0.32    7.787       657       386,000    80.00     46.77      0.00   100.00
February 2008                   43      11,875,596     4.88    8.470       638       276,177    81.20     41.63     41.81    61.24
March 2008                     307     106,486,896    43.75    8.115       642       346,863    81.40     42.02     41.74    44.85
April 2008                     333     119,512,773    49.10    8.049       642       358,897    81.84     43.18     36.72    34.31
March 2009                       4         949,771     0.39    7.681       637       237,443    82.50     20.00     78.95    53.95
April 2009                       5       1,917,865     0.79    8.197       677       383,573    83.63     40.92    100.00    28.57
                               ---    ------------   ------    -----       ---      --------    -----     -----    ------   ------
TOTAL:                         700    $243,425,813   100.00%   8.099%      642      $347,751    81.65%    42.36%    39.63%   40.37%
                               ===    ============   ======    =====       ===      ========    =====     =====    ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2

                             ASSUMED MORTGAGE POOLS

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
   482,140.29    8.793     8.293      360       359           480             479             0              0             0
   525,963.27    7.922     7.422      360       358           480             478             0              0            12
 1,603,994.67    8.471     7.971      360       358           480             478             0              0            24
 5,480,952.47    8.104     7.604      360       359           480             479             0              0            36
   340,550.22    9.336     8.836      180       179           180             179             0              0             0
   116,273.11    7.215     6.715      180       178           180             178             0              0            24
   723,196.42    8.286     7.786      180       179           180             179             0              0            36
 2,396,382.96    9.121     8.621      360       359           360             359             0              0             0
 1,999,207.22    8.151     7.651      360       358           360             358             0              0            24
22,283,646.06    8.226     7.726      360       358           360             358             0              0            36
 8,206,144.70   11.634    11.134      180       178           360             358             0              0             0
 1,556,315.94   11.173    10.673      180       178           360             358             0              0            12
28,538,830.68   11.115    10.615      180       178           360             358             0              0            24
 1,351,721.38   10.332     9.832      180       179           360             359             0              0            36
    26,427.99   12.200    11.700      180       179           180             179             0              0             0
    34,909.91   11.990    11.490      180       179           180             179             0              0            12
    22,517.52    8.490     7.990      180       179           180             179             0              0            24
    73,757.61    9.203     8.703      181       180           181             180             0              0            36

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                                       ORIGINAL      REMAINING
                                                                     AMORTIZATION  AMORTIZATION   ORIGINAL  REMAINING   ORIGINAL
                                                                         TERM          TERM      INTEREST-  INTEREST-  MONTHS TO
                                         NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO       ONLY       ONLY    PREPAYMENT
   CURRENT                  MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)        TERM       TERM      PENALTY
 BALANCE ($)                 RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)     (MONTHS)   (MONTHS)  EXPIRATION
 -----------                --------  --------  --------  ---------  ------------  ------------  ---------  ---------  ----------
    94,734.64                 7.365     6.865      360       358          480           478           0          0         24
 3,669,148.40                 7.977     7.477      360       359          480           479           0          0         36
    55,663.63                 7.600     7.100      180       178          180           178           0          0         36
 1,337,070.38                 7.266     6.766      360       358          360           358           0          0          0
   319,345.60                 8.413     7.913      360       358          360           358           0          0         24
 4,116,401.31                 7.324     6.824      360       358          360           358           0          0         36
   332,000.00                 8.250     7.750      360       358          300           300          60         58         24
   779,500.00                 7.214     6.714      360       358          300           300          60         58         36
11,283,223.61                11.611    11.111      180       179          360           359           0          0          0
 4,512,341.86                11.240    10.740      180       179          360           359           0          0         12
55,461,445.05                11.095    10.595      180       179          360           359           0          0         24
 1,813,104.46                10.401     9.901      180       178          360           358           0          0         36
    78,078.48                11.166    10.666      180       178          180           178           0          0          0
    44,909.84                11.990    11.490      180       179          180           179           0          0         12
   337,197.05                 9.986     9.486      180       179          180           179           0          0         24
    62,239.46                 9.219     8.719      181       180          181           180           0          0         36

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS


                                                                        ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                                      AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                                         NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
    CURRENT                 MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM
  BALANCE ($)                RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)
  -----------               --------  --------  --------  ---------  --------------  --------------  --------  ---------
  1,034,576.93                8.813     8.313      360       359           360             359           0          0
    451,441.88                8.425     7.925      360       358           360             358           0          0
    407,751.04                8.465     7.965      360       359           360             359           0          0
 68,145,194.65                8.915     8.415      360       358           360             358           0          0
  4,263,250.37                8.930     8.430      360       359           360             359           0          0
159,640,326.52                8.457     7.957      360       358           360             358           0          0
    579,867.11                8.600     8.100      360       358           360             358           0          0
 50,054,983.29                8.677     8.177      360       359           480             479           0          0
 21,093,626.12                8.371     7.871      360       358           480             478           0          0
255,126,038.11                8.124     7.624      360       359           480             479           0          0
    736,286.17                8.090     7.590      360       359           480             479           0          0
  1,691,349.93                8.445     7.945      360       358           360             358           0          0
    287,587.20                7.690     7.190      360       358           360             358           0          0
  2,434,065.48                8.320     7.820      360       358           360             358           0          0
    169,954.24                8.215     7.715      360       359           480             479           0          0
  1,655,987.58                8.270     7.770      360       358           480             478           0          0
    331,200.00                7.750     7.250      360       359           336             336          24         23
  1,599,600.00                7.422     6.922      360       359           336             336          24         23
    654,520.00                7.880     7.380      360       359           300             300          60         59
  1,627,056.80                7.939     7.439      360       359           300             300          60         59
 15,504,444.25                7.140     6.640      360       358           300             300          60         58
    270,000.00                7.290     6.790      360       358           300             300          60         58

                                                                                        NUMBER OF
                                                                                         MONTHS               ORIGINAL
                                       INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                                         RATE                                 CHANGE      RATE               PREPAYMENT
    CURRENT                   GROSS    CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
  BALANCE ($)               MARGIN(%)   CAP(%)    CAP(%)  RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
  -----------               ---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
  1,034,576.93                6.050     1.000     1.000    14.813   8.813       6           5      6M LIBOR       0
    451,441.88                6.000     1.000     1.000    14.425   8.425       6           4      6M LIBOR      12
    407,751.04                6.625     1.000     1.000    14.465   8.465       6           5      6M LIBOR      24
 68,145,194.65                5.834     1.000     1.000    14.912   8.912       6          22      6M LIBOR       0
  4,263,250.37                6.017     1.000     1.000    14.930   8.930       6          23      6M LIBOR      12
159,640,326.52                6.052     1.000     1.000    14.457   8.457       6          22      6M LIBOR      24
    579,867.11                6.028     1.000     1.000    14.600   8.600       6          22      6M LIBOR      36
 50,054,983.29                5.881     1.000     1.000    14.677   8.677       6          23      6M LIBOR       0
 21,093,626.12                6.044     1.000     1.000    14.371   8.371       6          22      6M LIBOR      12
255,126,038.11                6.049     1.000     1.000    14.124   8.124       6          23      6M LIBOR      24
    736,286.17                6.000     1.000     1.000    14.090   8.090       6          23      6M LIBOR      36
  1,691,349.93                5.951     1.000     1.000    14.445   8.445       6          34      6M LIBOR       0
    287,587.20                6.000     1.000     1.000    13.690   7.690       6          34      6M LIBOR      24
  2,434,065.48                6.000     1.000     1.000    14.320   8.320       6          34      6M LIBOR      36
    169,954.24                6.000     1.000     1.000    14.215   8.215       6          35      6M LIBOR       0
  1,655,987.58                6.078     1.000     1.000    14.270   8.270       6          34      6M LIBOR      36
    331,200.00                6.000     1.000     1.000    13.750   7.750       6          23      6M LIBOR      12
  1,599,600.00                6.000     1.000     1.000    13.422   7.422       6          23      6M LIBOR      24
    654,520.00                5.917     1.000     1.000    13.880   7.880       6          23      6M LIBOR       0
  1,627,056.80                6.000     1.000     1.000    13.939   7.939       6          23      6M LIBOR      12
 15,504,444.25                6.015     1.000     1.000    13.140   7.140       6          22      6M LIBOR      24
    270,000.00                6.000     1.000     1.000    13.290   7.290       6          34      6M LIBOR      36

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS


                                                                        ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                                      AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                                         NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
   CURRENT                  MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM
 BALANCE ($)                 RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)
 -----------                --------  --------  --------  ---------  --------------  --------------  --------  ---------
   478,977.08                 7.750     7.250      360       357           360             357           0          0
 8,620,135.87                 8.627     8.127      360       358           360             358           0          0
 1,021,756.89                 8.617     8.117      360       359           360             359           0          0
21,296,601.61                 8.446     7.946      360       358           360             358           0          0
    65,547.62                 7.365     6.865      360       359           360             359           0          0
17,299,755.90                 8.432     7.932      360       359           480             479           0          0
 9,173,445.24                 8.052     7.552      360       359           480             479           0          0
84,433,597.23                 8.003     7.503      360       359           480             479           0          0
   948,482.25                 7.225     6.725      360       359           480             479           0          0
   546,056.52                 8.320     7.820      360       359           360             359           0          0
   823,808.61                 7.917     7.417      360       359           360             359           0          0
   437,371.36                 8.459     7.959      360       358           480             478           0          0
 1,211,800.00                 8.573     8.073      360       356           336             336          24         20
 1,467,680.00                 8.767     8.267      360       358           336             336          24         22
 8,068,300.38                 7.790     7.290      360       358           336             336          24         22
   420,000.00                 8.465     7.965      360       359           324             324          36         35
 9,715,204.61                 8.774     8.274      360       358           300             300          60         58
 3,766,920.00                 8.317     7.817      360       358           300             300          60         58
72,989,971.56                 7.897     7.397      360       358           300             300          60         58
   640,400.00                 7.331     6.831      360       358           300             300          60         58

                                                                                        NUMBER OF
                                                                                          MONTHS              ORIGINAL
                                       INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                                         RATE                                 CHANGE       RATE              PREPAYMENT
   CURRENT                    GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)                MARGIN(%)   CAP(%)    CAP(%)  RATE(%)  RATE(%)   (MONTHS)      DATE      INDEX   EXPIRATION
 -----------                ---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
   478,977.08                 6.000     1.000     1.000    13.750   7.750       6           3      6M LIBOR       0
 8,620,135.87                 6.069     1.000     1.000    14.627   8.627       6          22      6M LIBOR       0
 1,021,756.89                 6.000     1.000     1.000    14.617   8.617       6          23      6M LIBOR      12
21,296,601.61                 6.070     1.000     1.000    14.446   8.446       6          22      6M LIBOR      24
    65,547.62                 6.000     1.000     1.000    13.365   7.365       6          23      6M LIBOR      36
17,299,755.90                 5.993     1.000     1.000    14.432   8.432       6          23      6M LIBOR       0
 9,173,445.24                 6.048     1.000     1.000    14.052   8.052       6          23      6M LIBOR      12
84,433,597.23                 6.068     1.000     1.000    14.003   8.003       6          23      6M LIBOR      24
   948,482.25                 6.000     1.000     1.000    13.225   7.225       6          23      6M LIBOR      36
   546,056.52                 6.000     1.000     1.000    14.320   8.320       6          35      6M LIBOR      24
   823,808.61                 6.000     1.000     1.000    13.917   7.917       6          35      6M LIBOR      36
   437,371.36                 6.114     1.000     1.000    14.459   8.459       6          34      6M LIBOR      36
 1,211,800.00                 6.000     1.172     1.172    14.917   8.573       6          20      6M LIBOR       0
 1,467,680.00                 6.000     1.000     1.000    14.767   8.767       6          22      6M LIBOR      12
 8,068,300.38                 6.000     1.000     1.000    13.790   7.790       6          22      6M LIBOR      24
   420,000.00                 6.000     1.000     1.000    14.465   8.465       6          35      6M LIBOR      36
 9,715,204.61                 5.958     1.000     1.000    14.774   8.774       6          22      6M LIBOR       0
 3,766,920.00                 6.000     1.000     1.000    14.317   8.317       6          22      6M LIBOR      12
72,989,971.56                 6.024     1.000     1.000    13.897   7.897       6          22      6M LIBOR      24
   640,400.00                 6.000     1.000     1.000    13.331   7.331       6          34      6M LIBOR      36

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

BEGINNING ACCRUAL   ENDING ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
-----------------   --------------   -----------   ----------------   ----------------
05/31/06               06/25/06      514,561,000         9.418             10.305
06/25/06               07/25/06      511,042,070         7.816             10.305
07/25/06               08/25/06      506,077,700         7.557             10.305
08/25/06               09/25/06      499,665,218         7.557             10.305
09/25/06               10/25/06      491,806,920         7.816             10.305
10/25/06               11/25/06      482,513,602         7.560             10.305

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

BEGINNING ACCRUAL   ENDING ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
-----------------   --------------   -----------   ----------------   ----------------
05/31/06               06/25/06      254,148,000         9.360              9.360
06/25/06               07/25/06      252,526,705         8.131              9.360
07/25/06               08/25/06      250,214,242         7.865              9.360
08/25/06               09/25/06      247,209,340         7.868              9.360
09/25/06               10/25/06      243,512,520         8.136              9.360
10/25/06               11/25/06      239,128,729         7.871              9.360

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

BEGINNING ACCRUAL   ENDING ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
-----------------   --------------   -----------   ----------------   ----------------
05/31/06               06/25/06      185,357,000         8.860              8.860
06/25/06               07/25/06      185,357,000         7.457              8.860
07/25/06               08/25/06      185,357,000         7.196              8.860
08/25/06               09/25/06      185,357,000         7.197              8.860
09/25/06               10/25/06      185,357,000         7.459              8.860
10/25/06               11/25/06      185,357,000         7.200              8.860

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2

                             SWAP CONTRACT SCHEDULE


                    BEGINNING    ENDING      NOTIONAL         FIXED
      PERIOD         ACCRUAL     ACCRUAL   BALANCE ($)   STRIKE RATE (%)
      ------        ---------   --------   -----------   ---------------
1                    05/31/06   06/25/06             0          N/A
2                    06/25/06   07/25/06             0          N/A
3                    07/25/06   08/25/06             0          N/A
4                    08/25/06   09/25/06             0          N/A
5                    09/25/06   10/25/06             0          N/A
6                    10/25/06   11/25/06             0          N/A
7                    11/25/06   12/25/06   839,779,760        5.380
8                    12/25/06   01/25/07   805,276,502        5.380
9                    01/25/07   02/25/07   767,779,938        5.380
10                   02/25/07   03/25/07   727,599,021        5.380
11                   03/25/07   04/25/07   685,643,727        5.380
12                   04/25/07   05/25/07   643,003,514        5.380
13                   05/25/07   06/25/07   600,914,068        5.380
14                   06/25/07   07/25/07   560,372,087        5.380
15                   07/25/07   08/25/07   522,129,962        5.380
16                   08/25/07   09/25/07   486,541,120        5.380
17                   09/25/07   10/25/07   453,724,313        5.380
18                   10/25/07   11/25/07   423,936,837        5.380
19                   11/25/07   12/25/07   396,762,132        5.380
20                   12/25/07   01/25/08   371,684,338        5.380
21                   01/25/08   02/25/08   347,723,020        5.380
22                   02/25/08   03/25/08   322,515,131        5.380
23                   03/25/08   04/25/08   291,737,761        5.380
24                   04/25/08   05/25/08   249,687,832        5.380
25                   05/25/08   06/25/08   201,727,534        5.380
26                   06/25/08   07/25/08   184,362,196        5.380
27                   07/25/08   08/25/08   157,772,179        5.380
28                   08/25/08   09/25/08   139,304,141        5.380
29                   09/25/08   10/25/08   125,254,267        5.380
30                   10/25/08   11/25/08   113,897,562        5.380
31                   11/25/08   12/25/08   104,151,379        5.380
32                   12/25/08   01/25/09    95,446,383        5.380
33                   01/25/09   02/25/09    87,645,840        5.380
34                   02/25/09   03/25/09    80,722,302        5.380
35                   03/25/09   04/25/09    74,551,284        5.380
36                   04/25/09   05/25/09    69,011,284        5.380
37                   05/25/09   06/25/09    63,801,898        5.380
38                   06/25/09   07/25/09    59,151,548        5.380
39                   07/25/09   08/25/09    55,102,921        5.380
40                   08/25/09   09/25/09    51,539,434        5.380
41 AND THEREAFTER    09/25/09   10/25/09             0          N/A

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

                      AVAILABLE   AVAILABLE
                        FUNDS       FUNDS
          PAYMENT      CAP (%)     CAP (%)
PERIOD      DATE        (1)(2)      (1)(3)
------   ----------   ---------   ---------
1         6/25/2006      9.613       9.613
2         7/25/2006      8.011      10.500
3         8/25/2006      7.752      10.500
4         9/25/2006      7.752      10.500
5        10/25/2006      8.011      10.500
6        11/25/2006      7.755      10.500
7        12/25/2006      7.776      21.238
8         1/25/2007      7.677      20.838
9         2/25/2007      7.679      20.507
10        3/25/2007      8.046      20.504
11        4/25/2007      7.687      19.747
12        5/25/2007      7.816      19.450
13        6/25/2007      7.697      18.881
14        7/25/2007      7.835      18.563
15        8/25/2007      7.706      17.988
16        9/25/2007      7.710      17.565
17       10/25/2007      7.863      17.316
18       11/25/2007      7.720      16.805
19       12/25/2007      7.881      16.626
20        1/25/2008      7.727      16.154
21        2/25/2008      7.731      15.840
22        3/25/2008      8.083      15.902
23        4/25/2008      8.108      15.550
24        5/25/2008      8.784      15.485
25        6/25/2008      8.583      14.276
26        7/25/2008      8.810      14.280
27        8/25/2008      8.593      13.473
28        9/25/2008      8.596      13.049
29       10/25/2008      9.209      13.346
30       11/25/2008      9.402      13.289
31       12/25/2008      9.674      13.345
32        1/25/2009      9.402      12.878
33        2/25/2009      9.402      12.698
34        3/25/2009     10.294      13.430
35        4/25/2009      9.668      12.754
36        5/25/2009     10.367      13.365
37        6/25/2009     10.062      12.925
38        7/25/2009     10.365      13.116
39        8/25/2009     10.057      12.703
40        9/25/2009     10.054      12.614
41       10/25/2009     10.431      10.910
42       11/25/2009     10.172      10.980
43       12/25/2009     10.507      11.340
44        1/25/2010     10.165      10.967
45        2/25/2010     10.161      10.961
46        3/25/2010     11.245      12.128
47        4/25/2010     10.164      11.295
48        5/25/2010     10.499      12.097
49        6/25/2010     10.157      11.697
50        7/25/2010     10.491      12.077
51        8/25/2010     10.149      11.678
52        9/25/2010     10.145      11.669
53       10/25/2010     10.479      12.398
54       11/25/2010     10.137      12.397
55       12/25/2010     10.471      12.798
56        1/25/2011     10.129      12.372
57        2/25/2011     10.125      12.359
58        3/25/2011     11.205      13.669
59        4/25/2011     10.116      12.341
60        5/25/2011     10.449      12.739
61        6/25/2011     10.107      12.314
62        7/25/2011     10.440      12.711
63        8/25/2011     10.098      12.287
64        9/25/2011     10.094      12.274
65       10/25/2011     10.426      12.676
66       11/25/2011     10.085      12.254
67       12/25/2011     10.416      12.648
68        1/25/2012     10.076      12.226
69        2/25/2012     10.071      12.211
70        3/25/2012     10.760      13.038
71        4/25/2012     10.061      12.183
72        5/25/2012     10.392      12.574
73        6/25/2012     10.052      12.153
74        7/25/2012     10.382      12.543
75        8/25/2012     10.042      12.124
76        9/25/2012     10.037      12.109
77       10/25/2012     10.367      12.497

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period, over
     (B) the quotient of (i) the Net Swap Payment, if any, owed to the Swap Counterparty, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.1178% and 5.299%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.1178% and 5.299%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

                          AVAILABLE       AVAILABLE
                        FUNDS CAP (%)   FUNDS CAP (%)
PERIOD   PAYMENT DATE       (1)(2)           (1)(3)
------   ------------   -------------   -------------
  1        6/25/2006         9.924           9.924
  2        7/25/2006         8.271           9.500
  3        8/25/2006         8.005           9.500
  4        9/25/2006         8.008           9.500
  5       10/25/2006         8.276           9.500
  6       11/25/2006         8.011           9.500
  7       12/25/2006         8.043          21.505
  8        1/25/2007         7.938          21.099
  9        2/25/2007         7.942          20.770
  10       3/25/2007         8.342          20.800
  11       4/25/2007         7.956          20.016
  12       5/25/2007         8.096          19.731
  13       6/25/2007         7.972          19.156
  14       7/25/2007         8.124          18.851
  15       8/25/2007         7.989          18.270
  16       9/25/2007         7.998          17.853
  17      10/25/2007         8.164          17.617
  18      11/25/2007         8.014          17.098
  19      12/25/2007         8.188          16.933
  20       1/25/2008         8.029          16.455
  21       2/25/2008         8.040          16.148
  22       3/25/2008         8.425          16.244
  23       4/25/2008         8.420          15.861
  24       5/25/2008         8.975          15.674
  25       6/25/2008         8.779          14.470
  26       7/25/2008         9.024          14.492
  27       8/25/2008         8.811          13.689
  28       9/25/2008         8.819          13.270
  29      10/25/2008         9.411          13.545
  30      11/25/2008         9.458          13.341
  31      12/25/2008         9.735          13.403
  32       1/25/2009         9.465          12.937
  33       2/25/2009         9.470          12.765
  34       3/25/2009        10.373          13.508
  35       4/25/2009         9.770          12.784
  36       5/25/2009        10.360          13.251
  37       6/25/2009        10.057          12.817
  38       7/25/2009        10.362          13.006
  39       8/25/2009        10.056          12.602
  40       9/25/2009        10.056          12.515
  41      10/25/2009        10.495          10.760
  42      11/25/2009        10.244          10.691
  43      12/25/2009        10.583          11.042
  44       1/25/2010        10.239          10.681
  45       2/25/2010        10.237          10.679
  46       3/25/2010        11.331          11.817
  47       4/25/2010        10.235          10.962
  48       5/25/2010        10.578          11.599
  49       6/25/2010        10.234          11.216
  50       7/25/2010        10.573          11.580
  51       8/25/2010        10.229          11.198
  52       9/25/2010        10.227          11.189
  53      10/25/2010        10.567          11.843
  54      11/25/2010        10.224          11.709
  55      12/25/2010        10.562          12.085
  56       1/25/2011        10.219          11.682
  57       2/25/2011        10.217          11.668
  58       3/25/2011        11.309          12.904
  59       4/25/2011        10.212          11.644
  60       5/25/2011        10.550          12.022
  61       6/25/2011        10.207          11.620
  62       7/25/2011        10.544          11.994
  63       8/25/2011        10.202          11.593
  64       9/25/2011        10.199          11.579
  65      10/25/2011        10.537          11.954
  66      11/25/2011        10.194          11.558
  67      12/25/2011        10.532          11.929
  68       1/25/2012        10.189          11.531
  69       2/25/2012        10.187          11.517
  70       3/25/2012        10.887          12.296
  71       4/25/2012        10.182          11.489
  72       5/25/2012        10.519          11.858
  73       6/25/2012        10.177          11.462
  74       7/25/2012        10.514          11.830
  75       8/25/2012        10.172          11.435
  76       9/25/2012        10.170          11.421
  77      10/25/2012        10.506          11.788

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period, over
     (B) the quotient of (i) the Net Swap Payment, if any, owed to the Swap Counterparty, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.1178% and 5.299%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.1178% and 5.299%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2

                      SUBORDINATE AVAILABLE FUNDS CAP TABLE

                          AVAILABLE       AVAILABLE
                        FUNDS CAP (%)   FUNDS CAP (%)
PERIOD   PAYMENT DATE       (1)(2)           (1)(3)
------   ------------   -------------   -------------
  1        6/25/2006         9.716           9.716
  2        7/25/2006         8.097           9.500
  3        8/25/2006         7.836           9.500
  4        9/25/2006         7.837           9.500
  5       10/25/2006         8.099           9.500
  6       11/25/2006         7.840           9.500
  7       12/25/2006         7.865          21.326
  8        1/25/2007         7.763          20.924
  9        2/25/2007         7.766          20.594
  10       3/25/2007         8.144          20.602
  11       4/25/2007         7.776          19.836
  12       5/25/2007         7.909          19.543
  13       6/25/2007         7.788          18.972
  14       7/25/2007         7.931          18.658
  15       8/25/2007         7.799          18.081
  16       9/25/2007         7.805          17.660
  17      10/25/2007         7.963          17.416
  18      11/25/2007         7.817          16.902
  19      12/25/2007         7.983          16.728
  20       1/25/2008         7.827          16.254
  21       2/25/2008         7.833          15.942
  22       3/25/2008         8.196          16.015
  23       4/25/2008         8.211          15.653
  24       5/25/2008         8.847          15.547
  25       6/25/2008         8.648          14.340
  26       7/25/2008         8.881          14.350
  27       8/25/2008         8.665          13.545
  28       9/25/2008         8.670          13.122
  29      10/25/2008         9.276          13.412
  30      11/25/2008         9.421          13.306
  31      12/25/2008         9.694          13.364
  32       1/25/2009         9.423          12.897
  33       2/25/2009         9.425          12.720
  34       3/25/2009        10.320          13.456
  35       4/25/2009         9.702          12.764
  36       5/25/2009        10.365          13.327
  37       6/25/2009        10.060          12.889
  38       7/25/2009        10.364          13.080
  39       8/25/2009        10.057          12.670
  40       9/25/2009        10.055          12.581
  41      10/25/2009        10.452          10.860
  42      11/25/2009        10.196          10.885
  43      12/25/2009        10.532          11.241
  44       1/25/2010        10.189          10.873
  45       2/25/2010        10.186          10.868
  46       3/25/2010        11.274          12.025
  47       4/25/2010        10.188          11.185
  48       5/25/2010        10.525          11.932
  49       6/25/2010        10.182          11.538
  50       7/25/2010        10.518          11.913
  51       8/25/2010        10.175          11.520
  52       9/25/2010        10.172          11.510
  53      10/25/2010        10.508          12.215
  54      11/25/2010        10.166          12.171
  55      12/25/2010        10.501          12.563
  56       1/25/2011        10.159          12.145
  57       2/25/2011        10.155          12.133
  58       3/25/2011        11.239          13.418
  59       4/25/2011        10.147          12.113
  60       5/25/2011        10.482          12.505
  61       6/25/2011        10.140          12.088
  62       7/25/2011        10.474          12.477
  63       8/25/2011        10.132          12.062
  64       9/25/2011        10.128          12.048
  65      10/25/2011        10.462          12.442
  66      11/25/2011        10.120          12.029
  67      12/25/2011        10.453          12.416
  68       1/25/2012        10.112          12.002
  69       2/25/2012        10.108          11.989
  70       3/25/2012        10.801          12.801
  71       4/25/2012        10.100          11.961
  72       5/25/2012        10.432          12.346
  73       6/25/2012        10.092          11.934
  74       7/25/2012        10.424          12.318
  75       8/25/2012        10.083          11.907
  76       9/25/2012        10.079          11.893
  77      10/25/2012        10.410          12.275

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.1178% and 5.299%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.1178% and 5.299%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein..

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2

                         DISCOUNT MARGIN TABLE (TO CALL)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS A-2A
PRICE = 100.0000%
    DISCOUNT MARGIN         3               3                3               3               3
          WAL (YRS)       13.49            1.17            1.00            0.75            0.61
     MOD DURN (YRS)        9.42            1.12            0.96            0.72            0.60
   PRINCIPAL WINDOW   Jun06 - Feb25   Jun06 - May08   Jun06 - Feb08   Jun06 - Aug07   Jun06 - May07

CLASS A-2B
PRICE = 100.0000%
    DISCOUNT MARGIN         9               9                9               9               9
          WAL (YRS)       22.02            2.40            2.00            1.49            1.15
     MOD DURN (YRS)       12.88            2.23            1.88            1.42            1.10
   PRINCIPAL WINDOW   Feb25 - Jan31   May08 - Apr09   Feb08 - Sep08   Aug07 - Feb08   May07 - Sep07

CLASS A-2C
PRICE = 100.0000%
    DISCOUNT MARGIN        12               12              12              12              12
          WAL (YRS)       26.77            4.35            3.03            1.90            1.53
     MOD DURN (YRS)       14.15            3.83            2.76            1.79            1.46
   PRINCIPAL WINDOW   Jan31 - Jul35   Apr09 - Jun12   Sep08 - Mar11   Feb08 - Jun08   Sep07 - Feb08

CLASS A-2D
PRICE = 100.0000%
    DISCOUNT MARGIN        24               24              24              24              24
          WAL (YRS)       29.82            7.77            6.08            2.35            1.84
     MOD DURN (YRS)       14.63            6.27            5.12            2.19            1.73
   PRINCIPAL WINDOW   Jul35 - Apr36   Jun12 - Aug14   Mar11 - Oct12   Jun08 - Dec08   Feb08 - Apr08

CLASS M-1
PRICE = 100.0000%
    DISCOUNT MARGIN        29               29              29              29              29
          WAL (YRS)       29.27            5.46            4.75            3.90            2.49
     MOD DURN (YRS)       14.43            4.60            4.12            3.48            2.30
   PRINCIPAL WINDOW   Oct32 - Apr36   Aug09 - Aug14   Mar10 - Oct12   Apr10 - Apr10   Nov08 - Nov08

CLASS M-2
PRICE = 100.0000%
    DISCOUNT MARGIN        30               30              30              30              30
          WAL (YRS)       29.27            5.44            4.62            3.90            2.49
     MOD DURN (YRS)       14.42            4.59            4.02            3.48            2.30
   PRINCIPAL WINDOW   Oct32 - Apr36   Aug09 - Aug14   Dec09 - Oct12   Apr10 - Apr10   Nov08 - Nov08

CLASS M-3
PRICE = 100.0000%
    DISCOUNT MARGIN        32               32              32              32              32
          WAL (YRS)       29.27            5.44            4.56            3.81            2.42
     MOD DURN (YRS)       14.38            4.58            3.96            3.40            2.25
   PRINCIPAL WINDOW   Oct32 - Apr36   Jul09 - Aug14   Nov09 - Oct12   Jan10 - Apr10   Sep08 - Nov08

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS M-4
PRICE = 100.0000%
    DISCOUNT MARGIN        38               38             38              38              38
          WAL (YRS)       29.27            5.43           4.52            3.59            2.28
     MOD DURN (YRS)       14.29            4.56           3.92            3.22            2.12
   PRINCIPAL WINDOW   Oct32 - Apr36   Jul09 - Aug14   Oct09 - Oct12   Oct09 - Apr10   Jul08 - Nov08

CLASS M-5
PRICE = 100.0000%
    DISCOUNT MARGIN        40               40             40              40              40
          WAL (YRS)       29.27            5.43           4.49            3.45            2.21
     MOD DURN (YRS)       14.25            4.56           3.90            3.10            2.06
   PRINCIPAL WINDOW   Oct32 - Apr36   Jul09 - Aug14   Sep09 - Oct12   Aug09 - Apr10   Jun08 - Nov08

CLASS M-6
PRICE = 100.0000%
    DISCOUNT MARGIN        50               50             50              50              50
          WAL (YRS)       29.27            5.43           4.47            3.34            2.17
     MOD DURN (YRS)       14.09            4.55           3.87            3.00            2.02
   PRINCIPAL WINDOW   Oct32 - Apr36   Jul09 - Aug14   Aug09 - Oct12   Jun09 - Apr10   Jun08 - Nov08

CLASS B-1
PRICE = 100.0000%
    DISCOUNT MARGIN        95               95             95              95              95
          WAL (YRS)       29.27            5.42           4.44            3.26            2.16
     MOD DURN (YRS)       13.40            4.47           3.80            2.91            2.00
   PRINCIPAL WINDOW   Oct32 - Apr36   Jun09 - Aug14   Aug09 - Oct12   May09 - Apr10   May08 - Nov08

CLASS B-2
PRICE = 100.0000%
    DISCOUNT MARGIN        110             110             110             110             110
          WAL (YRS)       29.27            5.42           4.43            3.19            2.12
     MOD DURN (YRS)       13.18            4.45           3.77            2.85            1.96
   PRINCIPAL WINDOW   Oct32 - Apr36   Jun09 - Aug14   Jul09 - Oct12   Apr09 - Apr10   May08 - Nov08

CLASS B-3
PRICE = 100.0000%
    DISCOUNT MARGIN        195             195             195             195             195
          WAL (YRS)       29.27            5.42           4.41            3.15            2.12
     MOD DURN (YRS)       12.04            4.33           3.67            2.76            1.93
   PRINCIPAL WINDOW   Oct32 - Apr36   Jun09 - Aug14   Jul09 - Oct12   Mar09 - Apr10   May08 - Nov08

CLASS B-4
PRICE = 91.1691%
    DISCOUNT MARGIN        331             463             500             583             720
          WAL (YRS)       29.27            5.42           4.41            3.11            2.12
     MOD DURN (YRS)       10.66            4.11           3.51            2.64            1.86
   PRINCIPAL WINDOW   Oct32 - Apr36   Jun09 - Aug14   Jul09 - Oct12   Feb09 - Apr10   May08 - Nov08

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS A-2A
PRICE = 100.0000%
    DISCOUNT MARGIN         3               3               3               3               3
          WAL (YRS)       13.49            1.17           1.00            0.75            0.61
     MOD DURN (YRS)       9.42             1.12           0.96            0.72            0.60
   PRINCIPAL WINDOW   Jun06 - Feb25   Jun06 - May08   Jun06 - Feb08   Jun06 - Aug07   Jun06 - May07

CLASS A-2B
PRICE = 100.0000%
    DISCOUNT MARGIN         9               9               9               9               9
          WAL (YRS)       22.02            2.40           2.00            1.49            1.15
     MOD DURN (YRS)       12.88            2.23           1.88            1.42            1.10
   PRINCIPAL WINDOW   Feb25 - Jan31   May08 - Apr09   Feb08 - Sep08   Aug07 - Feb08   May07 - Sep07

CLASS A-2C
PRICE = 100.0000%
    DISCOUNT MARGIN        12               12             12              12              12
          WAL (YRS)       26.77            4.35           3.03            1.90            1.53
     MOD DURN (YRS)       14.15            3.83           2.76            1.79            1.46
   PRINCIPAL WINDOW   Jan31 - Jul35   Apr09 - Jun12   Sep08 - Mar11   Feb08 - Jun08   Sep07 - Feb08

CLASS A-2D
PRICE = 100.0000%
    DISCOUNT MARGIN        24               28             29              24              24
          WAL (YRS)       29.82           10.07           8.33            2.35            1.84
     MOD DURN (YRS)       14.63            7.53           6.48            2.19            1.73
   PRINCIPAL WINDOW   Jul35 - Apr36   Jun12 - May23   Mar11 - Apr21   Jun08 - Dec08   Feb08 - Apr08

CLASS M-1
PRICE = 100.0000%
    DISCOUNT MARGIN        29               30             30              34              35
          WAL (YRS)       29.27            6.07           5.28            6.63            4.47
     MOD DURN (YRS)       14.43            4.94           4.45            5.46            3.90
   PRINCIPAL WINDOW   Oct32 - Apr36   Aug09 - Apr21   Mar10 - Jul19   Apr11 - Jul16   Jul09 - Jun13

CLASS M-2
PRICE = 100.0000%
    DISCOUNT MARGIN        30               31             31              32              32
          WAL (YRS)       29.27            6.05           5.13            4.62            3.00
     MOD DURN (YRS)       14.42            4.93           4.34            4.03            2.73
   PRINCIPAL WINDOW   Oct32 - Apr36   Aug09 - Apr21   Dec09 - Dec18   May10 - Mar14   Dec08 - Oct11

CLASS M-3
PRICE = 100.0000%
    DISCOUNT MARGIN        32               33             33              33              33
          WAL (YRS)       29.27            6.05           5.05            4.12            2.65
     MOD DURN (YRS)       14.38            4.92           4.27            3.64            2.43
   PRINCIPAL WINDOW   Oct32 - Apr36   Jul09 - Mar21   Nov09 - May18   Jan10 - Nov13   Sep08 - Jun11

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2

                  DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
CLASS M-4
PRICE = 100.0000%
    DISCOUNT MARGIN        38               39             39              39              39
          WAL (YRS)       29.27            6.02           4.99            3.89            2.50
     MOD DURN (YRS)       14.29            4.89           4.22            3.45            2.30
   PRINCIPAL WINDOW   Oct32 - Apr36   Jul09 - Dec20   Oct09 - Dec17   Oct09 - Jul13   Jul08 - Apr11

CLASS M-5
PRICE = 100.0000%
    DISCOUNT MARGIN        40               41             41              41              42
          WAL (YRS)       29.27            6.00           4.95            3.74            2.42
     MOD DURN (YRS)       14.25            4.88           4.19            3.32            2.23
   PRINCIPAL WINDOW   Oct32 - Apr36   Jul09 - Jun20   Sep09 - Jun17   Aug09 - Apr13   Jun08 - Jan11

CLASS M-6
PRICE = 100.0000%
    DISCOUNT MARGIN        50               52             52              52              52
          WAL (YRS)       29.27            5.97           4.90            3.61            2.37
     MOD DURN (YRS)       14.09            4.85           4.14            3.21            2.18
   PRINCIPAL WINDOW   Oct32 - Apr36   Jul09 - Nov19   Aug09 - Jan17   Jun09 - Dec12   Jun08 - Oct10

CLASS B-1
PRICE = 100.0000%
    DISCOUNT MARGIN        95               98             98              98              98
          WAL (YRS)       29.27            5.92           4.84            3.51            2.34
     MOD DURN (YRS)       13.40            4.74           4.05            3.10            2.14
   PRINCIPAL WINDOW   Oct32 - Apr36   Jun09 - Mar19   Aug09 - Jun16   May09 - Aug12   May08 - Jul10

CLASS B-2
PRICE = 100.0000%
    DISCOUNT MARGIN        110             113             113             113             113
          WAL (YRS)       29.27            5.87           4.79            3.42            2.28
     MOD DURN (YRS)       13.18            4.69           4.00            3.02            2.09
   PRINCIPAL WINDOW   Oct32 - Apr36   Jun09 - Jul18   Jul09 - Nov15   Apr09 - Apr12   May08 - Apr10

CLASS B-3
PRICE = 100.0000%
    DISCOUNT MARGIN        195             199             200             200             200
          WAL (YRS)       29.27            5.81           4.72            3.34            2.26
     MOD DURN (YRS)       12.04            4.53           3.86            2.90            2.04
   PRINCIPAL WINDOW   Oct32 - Apr36   Jun09 - Oct17   Jul09 - Apr15   Mar09 - Nov11   May08 - Jan10

CLASS B-4
PRICE = 91.1691%
    DISCOUNT MARGIN        331             461             496             576             706
          WAL (YRS)       29.27            5.72           4.65            3.26            2.23
     MOD DURN (YRS)       10.66            4.23           3.63            2.73            1.94
   PRINCIPAL WINDOW   Oct32 - Apr36   Jun09 - Jan17   Jul09 - Sep14   Feb09 - Jul11   May08 - Sep09

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)     MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-RM2

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                  FORWARD LIBOR

                        35% LOSS SEVERITY   45% LOSS SEVERITY   55% LOSS SEVERITY
                        -----------------   -----------------   -----------------
CLASS M-1   CDR Break         39.99%              28.19%              21.80%
            Cum Loss          22.56%              23.68%              24.49%

CLASS M-2   CDR Break         32.59%              23.60%              18.51%
            Cum Loss          20.10%              21.13%              21.86%

CLASS M-3   CDR Break         28.46%              20.92%              16.55%
            Cum Loss          18.52%              19.48%              20.16%

CLASS M-4   CDR Break         25.18%              18.74%              14.93%
            Cum Loss          17.14%              18.04%              18.68%

CLASS M-5   CDR Break         22.26%              16.75%              13.43%
            Cum Loss          15.81%              16.64%              17.23%

CLASS M-6   CDR Break         19.77%              15.01%              12.10%
            Cum Loss          14.57%              15.35%              15.89%

CLASS B-1   CDR Break         17.40%              13.32%              10.79%
            Cum Loss          13.31%              14.01%              14.50%

CLASS B-2   CDR Break         15.59%              12.01%               9.77%
            Cum Loss          12.28%              12.92%              13.38%

CLASS B-3   CDR Break         13.98%              10.82%               8.83%
            Cum Loss          11.31%              11.89%              12.30%

CLASS B-4   CDR Break         12.72%               9.91%               8.11%
            Cum Loss          10.51%              11.07%              11.45%

                                 FORWARD CURVES

                               (PERFORMANCE GRAPH)

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2006-RM2

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.1178%,6ML = 5.299%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between
(a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and any Net Swap Payments, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses, (3) the first period's excess spread is not included in the yearly average excess spread table because of the short first accrual period:

PERIOD    EXCESS SPREAD IN BPS (STATIC LIBOR)   EXCESS SPREAD IN BPS (FORWARD LIBOR)
-------   -----------------------------------   ------------------------------------
Avg yr1                   288                                    280
Avg yr2                   308                                    300
Avg yr3                   479                                    460
Avg yr4                   575                                    554
Avg yr5                   577                                    555

                                           EXCESS
                                           SPREAD
            EXCESS      1 MONTH  6 MONTH   IN BPS
        SPREAD IN BPS   FORWARD  FORWARD  (FORWARD
PERIOD  (STATIC LIBOR)   LIBOR    LIBOR    LIBOR)
------  --------------  -------  -------  --------
   1           *        5.1178%  5.2990%      *
   2          304       5.1811%  5.3359%     297
   3          286       5.2223%  5.3651%     275
   4          286       5.2898%  5.3836%     268
   5          304       5.3253%  5.3895%     284
   6          287       5.3058%  5.3867%     268
   7          281       5.3420%  5.3900%     280
   8          280       5.3427%  5.3877%     278
   9          280       5.3365%  5.3844%     278
   10         291       5.3262%  5.3828%     288
   11         283       5.3093%  5.3837%     280
   12         288       5.3252%  5.3878%     284
   13         285       5.3255%  5.3890%     281
   14         292       5.3265%  5.3914%     287
   15         288       5.3274%  5.3932%     282
   16         290       5.3275%  5.3950%     283
   17         298       5.3304%  5.3980%     291
   18         293       5.3325%  5.4020%     285
   19         301       5.3358%  5.4062%     293
   20         295       5.3392%  5.4110%     286
   21         297       5.3423%  5.4164%     287
   22         316       5.3474%  5.4218%     307
   23         342       5.3520%  5.4285%     331
   24         401       5.3574%  5.4348%     389
   25         395       5.3636%  5.4410%     380
   26         410       5.3694%  5.4487%     395
   27         402       5.3755%  5.4562%     385
   28         404       5.3830%  5.4630%     386
   29         459       5.3899%  5.4709%     440
   30         493       5.3963%  5.4794%     472
   31         509       5.4050%  5.4873%     488
   32         498       5.4131%  5.4969%     475
   33         501       5.4202%  5.5059%     477
   34         547       5.4281%  5.5145%     525
   35         538       5.4385%  5.5255%     516
   36         597       5.4470%  5.5348%     577
   37         585       5.4570%  5.5449%     563
   38         564       5.4662%  5.5536%     541
   39         550       5.4761%  5.5626%     525
   40         552       5.4849%  5.5703%     526
   41         577       5.4939%  5.5805%     551
   42         569       5.5034%  5.5901%     551
   43         587       5.5121%  5.5976%     569
   44         568       5.5206%  5.6080%     549
   45         568       5.5286%  5.6164%     547
   46         623       5.5367%  5.6244%     606
   47         569       5.5474%  5.6346%     548
   48         587       5.5549%  5.6420%     569
   49         568       5.5645%  5.6507%     548
   50         586       5.5727%  5.6574%     567
   51         568       5.5809%  5.6651%     546
   52         567       5.5879%  5.6696%     544
   53         585       5.5941%  5.6753%     565
   54         567       5.6012%  5.6810%     545
   55         584       5.6069%  5.6862%     564
   56         566       5.6130%  5.6904%     543
   57         565       5.6166%  5.6938%     542
   58         620       5.6208%  5.6992%     601
   59         564       5.6256%  5.7042%     541
   60         582       5.6307%  5.7096%     561
   61         563       5.6337%  5.7136%     540
   62         581       5.6372%  5.7189%     559
   63         563       5.6426%  5.7254%     538
   64         562       5.6474%  5.7304%     537
   65         580       5.6533%  5.7369%     557
   66         561       5.6587%  5.7441%     537
   67         579       5.6648%  5.7514%     556
   68         560       5.6719%  5.7591%     534
   69         560       5.6782%  5.7675%     533
   70         596       5.6853%  5.7752%     572
   71         559       5.6943%  5.7831%     531
   72         577       5.7021%  5.7916%     552
   73         558       5.7100%  5.7991%     530
   74         576       5.7187%  5.8068%     549
   75         557       5.7265%  5.8131%     527
   76         557       5.7319%  5.8176%     526

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.


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